UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	July 31, 2020

Date of reporting period:	August 1, 2019 — July 31, 2020

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam INVESTMENTS

Putnam Ultra Short Duration Income Fund

Annual report
7 | 31 | 20

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PSDTX

Putnam Ultra
Short Duration
Income Fund

Annual report
7 | 31 | 20

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

September 10, 2020

Dear Fellow Shareholder:

As the world continues to confront the challenges of the COVID-19 pandemic, financial markets, it seems, are enjoying a respite from fear. U.S. markets rallied this summer despite many challenges that weighed down economic activity, including the public health impact of the pandemic, high unemployment, and tensions related to calls for racial equity. In this context, Putnam continues to pursue superior investment performance for you and your fellow shareholders while also working toward its goals of improving diversity and inclusion within its organization.

We would like to take this opportunity to thank Robert E. Patterson, who retired as a Trustee on June 30, 2020, for his 36 years of service. We will miss Bob’s experienced judgment and insights, and we wish him well. We are also pleased to welcome Mona K. Sutphen to the Board. Ms. Sutphen brings extensive professional and directorship experience to her role as a Trustee.

As always, thank you for investing with Putnam.

About the fund

A conservative approach to seeking income

Putnam Ultra Short Duration Income Fund is designed for investors who seek a conservative risk profile and low volatility, along with income potential. Managed by a team of industry veterans, the fund offers a level of flexibility not necessarily available in other conservative investment options. Because the fund is not a money market fund, the managers can invest in a broader range of sectors and securities that may offer higher yields without taking on significantly more risk.

The fund's management team has an average of more than 20 years of experience.

Michael V. Salm
Co-Head of Fixed Income
Industry since 1989
At Putnam since 1997

Joanne M. Driscoll, CFA
Portfolio Manager
Industry since 1992
At Putnam since 1995

Emily E. Shanks
Portfolio Manager
Industry since 1999
At Putnam since 2012

Michael Lima, CFA
Portfolio Manager
Industry since 1997
At Putnam since 1997

“In Putnam Ultra Short Duration Income Fund, we pursue a range of opportunities both within and outside the most conservative areas of the fixed-income markets.”

2 Ultra Short Duration Income Fund

A broader range of income opportunities

The fund can invest in a wider range of securities than is available to money market funds.

Investors should be aware of the differences between Putnam Ultra Short Duration Income Fund and money market funds before investing: Both seek to preserve capital and maintain liquidity. Money market funds generally focus on stability of principal, while Putnam Ultra Short Duration Income Fund seeks a balance of stability and income, which may result in increased volatility. Money market funds seek to maintain a net asset value (NAV) of $1.00 per share; the NAV of Putnam Ultra Short Duration Income Fund will fluctuate to reflect the market value of the portfolio. The fund’s fees and expenses differ from money market funds; see the prospectus for details. The fund can invest in more bond sectors than money market funds and, as a result, will be exposed to a larger number of risks. Neither money market funds nor this fund is insured or guaranteed by the FDIC or any other government agency, and investors can lose money in each.

Ultra Short Duration Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. See below and pages 9–12 for additional performance information. The fund had expense limitations during the period, without which returns would have been lower.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 7/31/20. See above and pages 9–12 for additional fund performance information. Index descriptions can be found on page 16.

4 Ultra Short Duration Income Fund

Please describe the investing environment during the period.

Global financial markets proved to be surprisingly resilient during the fiscal 12-month period. Investors had a favorable view of equities, fixed income, global growth, and international trade relations for much of the period through mid-February 2020. By late February 2020, the coronavirus pandemic and the collapse in oil prices had sent markets into a tailspin. Still, by the end of the reporting period, markets had largely recovered from their lows. The S&P 500 Index, a broad measure of stocks, gained 11.96%, the Bloomberg Barclays U.S. Aggregate Bond Index gained 10.12%, and the ICE BofA 1–3 Year U.S. Corporate Index advanced 4.97% during the period.

Investors, however, remain concerned about the global recession and a potential second wave of the coronavirus outbreak. The Federal Reserve’s [the Fed] bond purchase programs and a flight-to-quality trade pushed the yields on U.S. Treasuries lower. The yield on the 10-year Treasury note ended July 2020 at 0.55% compared with 2.02% at July 31, 2019. The market for high-yield and investment-grade corporate bonds recovered as spreads, or the

Ultra Short Duration Income Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 7/31/20. Cash and net other assets, if any, represent the market value weights of cash, derivatives, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

The cash and net other assets category may show a negative market value percentage as a result of the timing of trade-date and settlement-date transactions.

___________________________________________________________________________________________________________________________________________________________________________________________

risk premiums investors demand to hold these securities over U.S. Treasuries, narrowed during the period.

The Fed cut interest rates to near zero in mid-March and unleashed a torrent of bond-buying programs to help stabilize the markets. These actions have increased liquidity in the bond markets and, in turn, stabilized spreads. The U.S. Congress has also pumped trillions of stimulus dollars into the economy. Central banks across Europe, Asia, and other regions also rolled out stimulus measures.

How did the fund perform? What were the drivers of performance during the period?

The fund outperformed its benchmark, the ICE BofA U.S. Treasury Bill Index, during the period. The fund rose 2.01% versus a gain of 1.56 % for the benchmark index for the trailing 12 months ended July 31, 2020.

Corporate credit exposure was the main contributor to the fund’s performance over the one-year period. The fund is primarily invested in investment-grade corporate bonds and commercial paper [CP], so corporate spread movements tend to have the largest impact on the fund’s performance. Following a period of extreme widening in March, corporate credit spreads tightened dramatically over the following four months, serving as the main catalyst for the fund’s outperformance relative to its benchmark. Issuer selection within the financials sector, which is the largest sector allocation within the fund, was particularly strong.

Corporate credit has been fueled by government stimulus — fiscal and monetary — along with hopes of a sharp economic recovery as businesses begin to reopen across the United States and the globe. The multitude of facilities

6 Ultra Short Duration Income Fund

established by the Fed kicked into gear as asset purchases began across a variety of sectors.

In addition, the fund’s allocation to secu-ritized sectors like non-agency residential mortgage-backed securities (RMBS) and asset-backed securities (ABS) contributed to performance. We limit our allocation to secu-ritized sectors to a maximum of 10% of the portfolio, but this smaller allocation within the fund proved to be beneficial. Finally, positive duration positioning contributed to performance as U.S. rates rallied, ending the one-year period well below where they began.

What is your near-term outlook for fixed income markets?

As the period came to a close, coronavirus cases began to reaccelerate, particularly in parts of the country that were first to reopen. As a result, other plans to reopen parts of the economy have been put on hold. It remains to be seen if any of the phased openings will need to be rolled back. Although the markets seem to be shrugging off this concern, significant uncertainty remains. As we head into the second half of 2020, we believe that the coronavirus will continue to dominate headlines and that will be focused on earnings to determine the full impact on corporate balance sheets.

As countries have eased restrictions, we have seen signs of economic recovery. Still, many businesses face uncertain futures. Despite uncertainty surrounding the pandemic, we have a positive outlook on the fixed income markets. The Federal Reserve appears to understand the importance of the funding markets to the broader fixed income landscape, and we are pleased with their ongoing response to stem the

Credit qualities are shown as a percentage of the fund’s net assets as of 7/31/20. A bond rated BBB or higher (A-3/SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash and derivatives and may show a negative market value as a result of the timing of trade versus settlement date transactions. The fund itself has not been rated by an independent rating agency.

Ultra Short Duration Income Fund 7

liquidity-driven pressures. We believe the Fed’s facilities, including the money market liquidity facility, the commercial paper funding facility, and the corporate credit facilities, will continue to serve as a backstop for the financial markets. Lastly, we expect short-term interest rates to remain near record lows this year because the Fed has indicated no desire to raise or cut rates for the foreseeable future.

What are the fund’s strategies going forward?

From a strategy perspective, we made several decisions over the past few months that had a positive effect on the fund’s performance. We are optimistic about the fund’s positioning as we head into the next fiscal year. The fund is targeting a duration of 0.30–0.35 years, approximately a tenth of a year longer than where it began the past fiscal year. We are also finding value in floating-rate instruments, particularly those issued by high-quality banks. Floating-rate securities also can participate in higher rates in the future as the economy recovers from the COVID-19 pandemic. In addition, we are keeping a high balance of short-maturity commercial paper for liquidity, although low yields in the very front end of the curve remain a headwind.

Furthermore, we continue to structure the portfolio with a barbell approach, emphasizing positions at separate points on the yield curve: investing in lower-tier investment-grade securities [BBB or equivalent] maturing in 1 year or less and in upper-tier investment-grade securities [A or AA rated] maturing in a range of 1 to 3.5 years. Despite ongoing changes in the market environment, capital preservation remains a primary objective of the fund.

Thank you for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Ultra Short Duration Income Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended July 31, 2020, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class N, R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 7/31/20
		Annual		Annual		Annual
	Life of Fund	average	5 years	average	3 years	average	1 year
Class A (10/17/11)
Net asset value	10.75%	1.17%	8.34%	1.61%	6.28%	2.05%	2.01%
Class B (10/17/11)
Net asset value	7.30	0.80	6.21	1.21	5.12	1.68	1.61
Class C (10/17/11)
Net asset value	6.96	0.77	6.21	1.21	5.12	1.68	1.61
Class N (11/1/18)
Before sales charge	9.46	1.03	7.65	1.48	5.92	1.93	1.86
After sales charge	7.82	0.86	6.03	1.18	4.33	1.42	0.33
Class R (10/17/11)
Net asset value	6.96	0.77	6.21	1.21	5.02	1.65	1.61
Class R6 (7/2/12)
Net asset value	11.87	1.28	8.92	1.72	6.62	2.16	2.12
Class Y (10/17/11)
Net asset value	11.82	1.28	8.87	1.71	6.59	2.15	2.11

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Class A, B, C, R, R6, and Y share classes do not carry an initial sales charge or a contingent deferred sales charge. After-sales-charge returns for class N shares reflect the deduction of the maximum 1.50% sales charge, levied at the time of purchase. Performance for class N shares prior to its inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge and the higher operating expenses of class N shares. Performance for class R6 shares prior to its inception is derived from the historical performance of class Y shares.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Ultra Short Duration Income Fund 9

Comparative index returns For periods ended 7/31/20

		Annual		Annual		Annual
	Life of Fund	average	5 years	average	3 years	average	1 year
ICE BofA U.S.
Treasury Bill Index	6.62%	0.73%	6.28%	1.23%	5.45%	1.78%	1.56%

Index results should be compared with fund performance at net asset value.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B, C, N, R, R6, and Y shares would have been valued at $10,730, $10,696, $10,946 ($10,782 after sales charge), $10,696, 11,187, and $11,182, respectively.

10 Ultra Short Duration Income Fund

Fund price and distribution information For the 12-month period ended 7/31/20
Distributions	Class A	Class B	Class C	Class N		Class R	Class R6	Class Y
Number	12	12	12	12		12	12	12
Income	$0.170086	$0.129723	$0.129739	$0.154737		$0.129738	$0.181366	$0.180234
Capital gains	—	—	—	—		—	—	—
Total	$0.170086	$0.129723	$0.129739	$0.154737		$0.129738	$0.181366	$0.180234
	Net	Net	Net	Before	After	Net	Net	Net
	asset	asset	asset	sales	sales	asset	asset	asset
Share value	value	value	value	charge	charge	value	value	value
7/31/19	$10.05	$10.04	$10.04	$10.04	$10.19	$10.04	$10.06	$10.06
7/31/20	10.08	10.07	10.07	10.07	10.22	10.07	10.09	10.09
	Net	Net	Net	Before	After	Net	Net	Net
Current rate	asset	asset	asset	sales	sales	asset	asset	asset
(end of period)	value	value	value	charge	charge	value	value	value
Current dividend rate[1]	0.57%	0.18%	0.18%	0.42%	0.42%	0.18%	0.69%	0.68%
Current 30-day
SEC yield (with
expense limitation)[2,3]	0.47	0.07	0.08	N/A	0.32	0.08	0.58	0.57
Current 30-day
SEC yield (without
expense limitation)[3]	0.40	0.01	0.01	N/A	0.26	0.01	0.51	0.50

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class N shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (1.50% for class N shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 For the period, the fund had an expense limitation, without which the yield would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Ultra Short Duration Income Fund 11

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/20
		Annual		Annual		Annual
	Life of Fund	average	5 years	average	3 years	average	1 year
Class A (10/17/11)
Net asset value	10.58%	1.16%	8.10%	1.57%	6.33%	2.07%	2.08%
Class B (10/17/11)
Net asset value	7.14	0.80	6.09	1.19	5.07	1.66	1.67
Class C (10/17/11)
Net asset value	6.83	0.76	6.09	1.19	5.07	1.66	1.67
Class N (11/1/18)
Before sales charge	9.31	1.03	7.41	1.44	5.96	1.95	1.92
After sales charge	7.67	0.85	5.80	1.13	4.37	1.44	0.39
Class R (10/17/11)
Net asset value	6.83	0.76	6.09	1.19	5.07	1.66	1.67
Class R6 (7/2/12)
Net asset value	11.80	1.29	8.79	1.70	6.67	2.18	2.29
Class Y (10/17/11)
Net asset value	11.64	1.27	8.74	1.69	6.64	2.17	2.18

See the discussion following the fund performance table on page 9 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios
	Class A	Class B	Class C	Class N	Class R	Class R6	Class Y
Net expenses for the fiscal year
ended 7/31/19*†	0.40%	0.80%	0.80%	0.55%‡	0.80%	0.29%	0.30%
Total annual operating expenses for the
fiscal year ended 7/31/19†	0.48%	0.88%	0.88%	0.63%‡	0.88%	0.37%	0.38%
Annualized expense ratio for the
six-month period ended 7/31/20 #	0.40%	0.80%	0.80%	0.55%	0.80%	0.29%	0.30%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 11/30/20.

† Restated to reflect current fees.

‡ Annualized.

# Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

12 Ultra Short Duration Income Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 2/1/20 to 7/31/20. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class N	Class R	Class R6	Class Y
Expenses paid per $1,000 *†	$2.00	$3.99	$3.99	$2.75	$3.99	$1.45	$1.50
Ending value (after expenses)	$1,008.30	$1,006.30	$1,006.30	$1,007.60	$1,006.30	$1,008.90	$1,008.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 7/31/20, use the following calculation method. To find the value of your investment on 2/1/20, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class N	Class R	Class R6	Class Y
Expenses paid per $1,000 *†	$2.01	$4.02	$4.02	$2.77	$4.02	$1.46	$1.51
Ending value (after expenses)	$1,022.87	$1,020.89	$1,020.89	$1,022.13	$1,020.89	$1,023.42	$1,023.37

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Ultra Short Duration Income Fund 13

Consider these risks before investing

Putnam Ultra Short Duration Income Fund is not a money market fund. The effects of inflation may erode the value of your investment over time. Funds that invest in government securities are not guaranteed. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. The fund may have to invest the proceeds from prepaid investments, including mortgage-backed investments, in other investments with less attractive terms and yields. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Credit risk is generally greater for debt not backed by the full faith and credit of the U.S. government. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. You can lose money by investing in the fund.

14 Ultra Short Duration Income Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of the class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 1.50% maximum sales charge for class N shares.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. Net asset values fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares obtained in exchange for the same class of shares of another Putnam Fund and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are not subject to an initial sales charge or a CDSC, except that a CDSC may apply to certain redemptions of class A shares obtained by exchanging shares from another Putnam fund that were originally purchased without an initial sales charge if the shares are redeemed within nine months of the original purchase. Exchange of your fund’s class A shares into another Putnam fund may involve an initial sales charge.

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/ or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge or a CDSC, except that a CDSC of 1.00% may apply to class C shares obtained in an exchange for class C shares of another Putnam fund if exchanged within one year of the original purchase date.

Class N shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge). There is a 1.50% maximum sales charge.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Ultra Short Duration Income Fund 15

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency credit-risk transfer security (CRT) is backed by a reference pool of agency mortgages. Unlike a regular agency pass-through, the principal invested in a CRT is not backed by a U.S. government agency. To compensate investors for this risk, a CRT typically offers a higher yield than conventional pass-through securities. Similar to a CMBS, a CRT is structured into various tranches for investors, offering different levels of risk and yield based on the underlying reference pool.

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

° Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) 1–3 Year U.S. Corporate Index is an unmanaged index of U.S. investment grade corporate debt with a remaining term to maturity of less than three years.

ICE BofA (Intercontinental Exchange Bank of America) U.S. Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

16 Ultra Short Duration Income Fund

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2020, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of July 31, 2020, Putnam employees had approximately $483,000,000 and the Trustees had approximately $75,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the first annual report on the program to the Trustees in April 2020. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from December 2018 through March 2020. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2019. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. The report also included a discussion of liquidity monitoring during the period, including during the market liquidity challenges caused by the COVID-19 pandemic, and the impact those challenges had on the liquidity of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

Ultra Short Duration Income Fund 17

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18 Ultra Short Duration Income Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2020, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2020, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2020 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2020. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with certain exceptions primarily involving newly launched or repositioned funds, the current fee arrangements under the vast majority of the funds’ management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Ultra Short Duration Income Fund 19

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees previously approved an amended management contract with Putnam Management, effective December 1, 2019, at their meeting on November 22, 2019. In substance, the amended management contract differed from the previous management contract only in that in the amended management contract, the management fee was lower at every breakpoint level. The Trustees concluded that the circumstances did not indicate that further changes to the management fee schedule for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2019. These expense limitations were: (i) a contractual expense limitation applicable to specified open-end funds, including your fund, of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2019. Putnam Management and PSERV have agreed to maintain these expense limitations until at least November 30, 2021. In addition, Putnam Management contractually agreed to waive fees and/or reimburse expenses of your fund to the extent that expenses of the fund (excluding payments under the fund’s distribution plans, investor servicing fees, brokerage, interest, taxes, investment-related expenses, extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 0.24% of its average net assets through at least November 30, 2021. During its fiscal year ending in 2019, your fund’s expenses were reduced as a result of this expense limitation. The support of Putnam Management and PSERV for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the third quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2019. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2019 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and

20 Ultra Short Duration Income Fund

its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including defined benefit pension and profit-sharing plans, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, and model-only separately managed accounts. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, 2019 was a strong year of performance for The Putnam Funds, with the Putnam funds, on an asset-weighted basis, ranking in the top quartile of their Lipper Inc. (“Lipper”) peers for the year ended December 31, 2019. For those funds that are evaluated based on their total returns versus selected investment benchmarks, the Trustees observed that the funds, on an asset-weighted-basis, delivered a gross return that was 2.3% ahead of their benchmarks in 2019. In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes. In this regard, the Trustees observed that The Putnam Funds’ relative performance, as reported in the Barron’s/Lipper Fund Families survey, was exceptionally strong over both the short and long term, with The Putnam Funds ranking as the 8th best performing mutual fund complex out of 55 complexes for the one-year period ended December 31, 2019 and the 8th best performing mutual fund complex out of 45 complexes for the ten-year period, with 2019 marking the third consecutive year that The Putnam Funds have ranked in the top ten fund complexes for the ten-year period. The Trustees also noted that The Putnam Funds ranked 26th out of 52 complexes for the five-year period ended December 31, 2019. In addition to the Barron’s/Lipper Fund Families Survey, the Trustees also considered the funds’ ratings assigned by Morningstar Inc., noting that 22 of the funds were four- or five-star rated at

Ultra Short Duration Income Fund 21

the end of 2019 and that this included five funds that had achieved a five-star rating. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2019 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered information about the fund’s total return, and your fund’s performance relative to its benchmark, for the one-year, three-year and five-year periods ended December 31, 2019. Over the one-year, three-year and five-year periods, your fund’s class A share net return was positive and exceeded the return of its benchmark. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires and internal promotions in 2019 to strengthen its investment team.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees noted that, in 2019, they had approved the elimination of a fund expense recapture program, whereby a portion of available soft dollars were used to pay fund expenses, and that the amount of commissions allocated to that program were instead used to increase, by a corresponding amount, the budget allocated for execution services. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

22 Ultra Short Duration Income Fund

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Ultra Short Duration Income Fund 23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam Funds Trust and Shareholders of
Putnam Ultra Short Duration Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Ultra Short Duration Income Fund (one of the funds constituting Putnam Funds Trust, referred to hereafter as the “Fund”) as of July 31, 2020, the related statement of operations and changes in net assets for the year ended July 31, 2020, including the related notes, and the financial highlights for the year ended July 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2020, the results of its operations, changes in its net assets and the financial highlights for the year ended July 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended July 31, 2019 and the financial highlights for each of the periods ended on or prior to July 31, 2019 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated September 10, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 10, 2020

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

24 Ultra Short Duration Income Fund

The fund’s portfolio 7/31/20

	Principal
CORPORATE BONDS AND NOTES (54.1%)*	amount	Value
Banking (30.4%)
ABN AMRO Bank NV 144A sr. unsec. FRN (BBA LIBOR
USD 3 Month + 0.57%), 0.939%, 8/27/21 (Netherlands)	$77,000,000	$77,340,666
ABN AMRO Bank NV 144A sr. unsec. FRN (BBA LIBOR
USD 3 Month + 0.41%), 0.682%, 1/19/21 (Netherlands)	46,350,000	46,416,654
ABN AMRO Bank NV 144A sr. unsec. notes 2.65%,
1/19/21 (Netherlands)	7,000,000	7,072,036
Australia & New Zealand Banking Group, Ltd. 144A sr.
unsec. unsub. FRN (BBA LIBOR USD 3 Month + 0.87%),
1.23%, 11/23/21 (Australia)	3,000,000	3,027,627
Australia & New Zealand Banking Group, Ltd. 144A sr.
unsec. unsub. FRN (BBA LIBOR USD 3 Month + 0.49%),
0.864%, 11/21/22 (Australia)	24,180,000	24,289,841
Australia & New Zealand Banking Group, Ltd. 144A sr.
unsec. unsub. FRN (BBA LIBOR USD 3 Month + 0.32%),
0.768%, 11/9/20 (Australia)	24,900,000	24,918,056
Australia & New Zealand Banking Group, Ltd. 144A
unsec. FRN (BBA LIBOR USD 3 Month + 0.50%), 0.881%,
8/19/20 (Australia)	28,950,000	28,956,986
Australia & New Zealand Banking Group, Ltd. 144A
unsec. FRN (BBA LIBOR USD 3 Month + 0.46%), 0.846%,
5/17/21 (Australia)	14,625,000	14,674,992
Banco Bilbao Vizcaya Argentaria SA sr. unsec. unsub.
notes 3.00%, 10/20/20 (Spain)	51,668,000	51,933,199
Banco Santander SA sr. unsec. unsub. FRN (BBA LIBOR
USD 3 Month + 1.56%), 1.826%, 4/11/22 (Spain)	13,870,000	13,974,567
Bank of America Corp. sr. unsec. FRN Ser. MTN,
(BBA LIBOR USD 3 Month + 0.65%), 0.946%, 10/1/21	22,570,000	22,594,601
Bank of America Corp. sr. unsec. sub. FRN (BBA LIBOR
USD 3 Month + 0.38%), 0.636%, 1/23/22	39,485,000	39,494,539
Bank of America Corp. sr. unsec. unsub. FRN (BBA LIBOR
USD 3 Month + 1.00%), 1.264%, 4/24/23	36,430,000	36,772,775
Bank of America Corp. sr. unsec. unsub. FRN Ser. GMTN,
(BBA LIBOR USD 3 Month + 1.42%), 1.692%, 4/19/21	28,683,000	28,948,644
Bank of America Corp. sr. unsec. unsub. FRN Ser. MTN,
(BBA LIBOR USD 3 Month + 1.16%), 1.432%, 1/20/23	9,745,000	9,844,115
Bank of America Corp. sr. unsec. unsub. FRN Ser. MTN,
(BBA LIBOR USD 3 Month + 0.65%), 0.947%, 6/25/22	29,807,000	29,884,715
Bank of Montreal sr. unsec. FRN Ser. MTN, (BBA LIBOR
USD 3 Month + 0.40%), 0.658%, 1/22/21 (Canada)	28,000,000	28,050,742
Bank of Montreal sr. unsec. unsub. FRN Ser. D, (BBA
LIBOR USD 3 Month + 0.46%), 0.726%, 4/13/21 (Canada)	11,600,000	11,633,687
Bank of Montreal sr. unsec. unsub. FRN Ser. MTN,
(BBA LIBOR USD 3 Month + 0.79%), 1.159%,
8/27/21 (Canada)	7,500,000	7,559,319
Bank of Montreal sr. unsec. unsub. FRN Ser. MTN,
(BBA LIBOR USD 3 Month + 0.57%), 0.854%,
3/26/22 (Canada)	57,966,000	58,233,385
Bank of Montreal sr. unsec. unsub. FRN Ser. MTN,
(Secured Overnight Funding Rate + 0.68%), 0.778%,
3/10/23 (Canada)	24,944,000	24,957,131

Ultra Short Duration Income Fund 25

	Principal
CORPORATE BONDS AND NOTES (54.1%)* cont.	amount	Value
Banking cont.
Bank of Montreal sr. unsec. unsub. FRN Ser. MTN,
(BBA LIBOR USD 3 Month + 0.40%), 0.71%,
9/10/21 (Canada)	$30,000,000	$30,087,924
Bank of New York Mellon Corp. (The) sr. unsec. notes
Ser. MTN, 1.95%, 8/23/22	20,600,000	21,272,734
Bank of New York Mellon Corp. (The) sr. unsec. unsub.
FRN Ser. MTN, (BBA LIBOR USD 3 Month + 0.87%),
1.256%, 8/17/20	22,600,000	22,607,786
Banque Federative du Credit Mutuel SA 144A sr. unsec.
notes 2.75%, 10/15/20 (France)	6,200,000	6,231,446
Banque Federative du Credit Mutuel SA 144A sr. unsec.
notes 2.125%, 11/21/22 (France)	18,034,000	18,642,188
Barclays Bank PLC sr. unsec. unsub. FRN Ser. GMTN,
(BBA LIBOR USD 3 Month + 0.65%), 1.124%, 8/7/20
(United Kingdom)	25,500,000	25,501,782
Barclays Bank PLC sr. unsec. unsub. notes 2.65%,
1/11/21 (United Kingdom)	21,600,000	21,778,416
Barclays Bank PLC unsec. sub. notes 5.14%, 10/14/20
(United Kingdom)	13,000,000	13,102,588
Barclays PLC sr. unsec. unsub. FRN (BBA LIBOR USD
3 Month + 2.11%), 2.558%, 8/10/21 (United Kingdom)	17,386,000	17,682,935
Barclays PLC sr. unsec. unsub. notes 3.25%, 1/12/21
(United Kingdom)	42,084,000	42,598,266
Barclays PLC sr. unsec. unsub. notes 3.20%, 8/10/21
(United Kingdom)	37,082,000	37,938,594
BBVA USA sr. unsec. notes Ser. BKNT, 3.50%, 6/11/21	28,745,000	29,349,362
BNP Paribas SA 144A sr. unsec. FRN (BBA LIBOR USD
3 Month + 0.39%), 0.864%, 8/7/21 (France)	7,526,000	7,543,589
BPCE SA 144A sr. unsec. FRN (BBA LIBOR USD 3 Month
+ 1.24%), 1.558%, 9/12/23 (France)	9,180,000	9,255,184
BPCE SA 144A sr. unsec. FRN (BBA LIBOR USD 3 Month
+ 0.30%), 0.568%, 1/14/22 (France)	47,000,000	47,022,936
BPCE SA 144A sr. unsec. FRN (Secured Overnight
Funding Rate + 0.44%), 0.526%, 2/17/22 (France)	46,500,000	46,212,620
Canadian Imperial Bank of Commerce sr. unsec.
unsub. FRN (BBA LIBOR USD 3 Month + 0.72%), 1.041%,
6/16/22 (Canada)	6,300,000	6,365,190
Canadian Imperial Bank of Commerce sr. unsec. unsub.
FRN (Secured Overnight Funding Rate + 0.80%), 0.90%,
3/17/23 (Canada)	45,200,000	45,200,000
Capital One Bank USA NA sr. unsec. FRN
2.014%, 1/27/23	15,000,000	15,274,854
Citibank NA sr. unsec. FRN Ser. BKNT, (BBA LIBOR USD
3 Month + 0.60%), 0.977%, 5/20/22	23,000,000	23,060,249
Citigroup, Inc. sr. unsec. FRN (BBA LIBOR USD 3 Month
+ 1.31%), 1.555%, 10/26/20	18,205,000	18,253,740
Citigroup, Inc. sr. unsec. unsub. FRN (BBA LIBOR USD
3 Month + 1.38%), 1.688%, 3/30/21	60,863,000	61,359,263
Citigroup, Inc. sr. unsec. unsub. FRN (BBA LIBOR USD
3 Month + 1.19%), 1.441%, 8/2/21	28,093,000	28,334,459
Citigroup, Inc. sr. unsec. unsub. FRN (BBA LIBOR USD
3 Month + 1.07%), 1.388%, 12/8/21	32,745,000	33,053,475

26 Ultra Short Duration Income Fund

	Principal
CORPORATE BONDS AND NOTES (54.1%)* cont.	amount	Value
Banking cont.
Citigroup, Inc. sr. unsec. unsub. FRN (BBA LIBOR USD
3 Month + 0.96%), 1.205%, 4/25/22	$28,085,000	$28,366,511
Citizens Bank NA sr. unsec. FRN Ser. BKNT, (BBA LIBOR
USD 3 Month + 0.81%), 1.17%, 5/26/22	9,960,000	10,007,413
Citizens Bank NA sr. unsec. FRN Ser. BKNT, (BBA LIBOR
USD 3 Month + 0.72%), 1.144%, 2/14/22	43,000,000	43,155,175
Citizens Bank NA sr. unsec. unsub. notes Ser. BKNT,
2.55%, 5/13/21	15,878,000	16,121,245
Commonwealth Bank of Australia 144A sr. unsec.
FRN (BBA LIBOR USD 3 Month + 0.40%), 0.708%,
9/18/20 (Australia)	19,600,000	19,609,832
Compass Bank sr. unsec. FRN (BBA LIBOR USD 3 Month
+ 0.73%), 1.045%, 6/11/21	42,600,000	42,574,599
Cooperative Rabobank UA sr. unsec. FRN (BBA LIBOR
USD 3 Month + 0.83%), 1.103%, 1/10/22 (Netherlands)	29,100,000	29,377,730
Cooperative Rabobank UA sr. unsec. FRN (BBA LIBOR
USD 3 Month + 0.43%), 0.675%, 4/26/21 (Netherlands)	25,370,000	25,435,728
Credit Agricole Corporate & Investment Bank
SA company guaranty sr. unsec. FRN Ser. MTN,
(BBA LIBOR USD 3 Month + 0.63%), 0.924%,
10/3/21 (France)	15,345,000	15,356,214
Credit Agricole Corporate & Investment Bank SA 144A
company guaranty sr. unsec. FRN Ser. MTN, (BBA LIBOR
USD 3 Month + 0.40%), 0.651%, 5/3/21 (France)	47,000,000	47,108,910
Credit Agricole SA/London 144A sr. unsec. FRN
(BBA LIBOR USD 3 Month + 1.02%), 1.284%, 4/24/23
(United Kingdom)	49,010,000	49,359,828
Credit Suisse AG/New York, NY sr. unsec. FRN
(Secured Overnight Funding Rate + 0.45%),
0.55%, 2/4/22	51,815,000	51,775,882
Credit Suisse Group Funding Guernsey, Ltd. company
guaranty sr. unsec. unsub. FRN (BBA LIBOR USD
3 Month + 2.29%), 2.562%, 4/16/21 (United Kingdom)	69,194,000	70,149,569
Credit Suisse Group Funding Guernsey, Ltd. company
guaranty sr. unsec. unsub. notes 3.125%, 12/10/20
(United Kingdom)	26,134,000	26,385,007
Credit Suisse Group Funding Guernsey, Ltd. 144A
company guaranty sr. unsec. unsub. FRN
(BBA LIBOR USD 3 Month + 2.29%), 2.562%, 4/16/21
(United Kingdom)	1,750,000	1,770,525
Danske Bank A/S 144A sr. unsec. notes 2.80%,
3/10/21 (Denmark)	2,900,000	2,940,780
DNB Bank ASA 144A sr. unsec. FRN (BBA LIBOR USD
3 Month + 1.07%), 1.414%, 6/2/21 (Norway)	7,000,000	7,051,459
DNB Bank ASA 144A sr. unsec. FRN (BBA LIBOR USD
3 Month + 0.62%), 0.964%, 12/2/22 (Norway)	46,725,000	46,868,514
DNB Bank ASA 144A sr. unsec. FRN (BBA LIBOR USD
3 Month + 0.37%), 0.672%, 10/2/20 (Norway)	53,005,000	53,044,701
Fifth Third Bancorp sr. unsec. notes 1.625%, 5/5/23	18,500,000	19,014,920
Fifth Third Bank sr. unsec. FRN Ser. BKNT, (BBA LIBOR
USD 3 Month + 0.44%), 0.685%, 7/26/21	24,800,000	24,872,723

Ultra Short Duration Income Fund 27

	Principal
CORPORATE BONDS AND NOTES (54.1%)* cont.	amount	Value
Banking cont.
Fifth Third Bank/Cincinnati, OH sr. unsec. FRN
Ser. BKNT, (BBA LIBOR USD 3 Month + 0.25%),
0.518%, 10/30/20	$31,105,000	$31,115,719
Fifth Third Bank/Cincinnati, OH sr. unsec. notes
Ser. BKNT, 1.80%, 1/30/23	16,220,000	16,716,394
HSBC Bank USA NA unsec. sub. notes Ser. BKNT,
4.875%, 8/24/20	42,050,000	42,157,368
HSBC Holdings PLC sr. unsec. FRN (BBA LIBOR USD
3 Month + 2.24%), 2.558%, 3/8/21 (United Kingdom)	47,839,000	48,413,577
HSBC Holdings PLC sr. unsec. notes 2.95%, 5/25/21
(United Kingdom)	9,090,000	9,278,220
HSBC Holdings PLC sr. unsec. unsub. FRN
(BBA LIBOR USD 3 Month + 1.66%), 2.02%, 5/25/21
(United Kingdom)	48,229,000	48,790,003
Huntington Bancshares, Inc. sr. unsec. notes
3.15%, 3/14/21	32,030,000	32,507,431
Huntington Bancshares, Inc. sr. unsec. sub. notes
7.00%, 12/15/20	25,937,000	26,548,841
Huntington National Bank (The) sr. unsec. unsub. FRN
(BBA LIBOR USD 3 Month + 0.55%), 1.091%, 2/5/21	3,870,000	3,876,785
ING Bank NV 144A sr. unsec. FRN (BBA LIBOR USD
3 Month + 0.97%), 1.356%, 8/17/20 (Netherlands)	11,350,000	11,354,277
ING Bank NV 144A sr. unsec. FRN (BBA LIBOR USD
3 Month + 0.88%), 1.272%, 8/15/21 (Netherlands)	31,679,000	31,912,666
ING Bank NV 144A sr. unsec. notes 2.70%,
8/17/20 (Netherlands)	1,500,000	1,501,250
ING Groep NV sr. unsec. FRN (BBA LIBOR USD 3 Month
+ 1.00%), 1.302%, 10/2/23 (Netherlands)	5,575,000	5,631,949
ING Groep NV sr. unsec. unsub. FRN (BBA LIBOR USD
3 Month + 1.15%), 1.456%, 3/29/22 (Netherlands)	30,193,000	30,517,575
ING Groep NV sr. unsec. unsub. notes 3.15%,
3/29/22 (Netherlands)	1,237,000	1,287,803
JPMorgan Chase & Co. sr. unsec. FRN (BBA LIBOR USD
3 Month + 0.61%), 0.918%, 6/18/22	35,518,000	35,630,660
JPMorgan Chase & Co. sr. unsec. unsub. FRN
(BBA LIBOR USD 3 Month + 1.48%), 1.83%, 3/1/21	25,327,000	25,500,255
JPMorgan Chase & Co. sr. unsec. unsub. FRN
(BBA LIBOR USD 3 Month + 1.21%), 1.475%, 10/29/20	16,152,000	16,181,807
JPMorgan Chase & Co. sr. unsec. unsub. FRN
(BBA LIBOR USD 3 Month + 1.00%), 1.275%, 1/15/23	13,000,000	13,098,020
JPMorgan Chase & Co. sr. unsec. unsub. FRN
(BBA LIBOR USD 3 Month + 0.90%), 1.145%, 4/25/23	8,791,000	8,860,812
JPMorgan Chase & Co. sr. unsec. unsub. FRN
2.776%, 4/25/23	11,870,000	12,326,548
JPMorgan Chase & Co. sr. unsec. unsub. FRN
(BBA LIBOR USD 3 Month + 1.23%), 1.494%, 10/24/23	20,560,000	20,876,418
JPMorgan Chase & Co. sr. unsec. unsub. notes
4.25%, 10/15/20	28,300,000	28,523,280
JPMorgan Chase & Co. sr. unsec. unsub. notes
3.25%, 9/23/22	9,195,000	9,751,569
KeyBank NA sr. unsec. FRN Ser. BKNT, (BBA LIBOR USD
3 Month + 0.81%), 1.168%, 11/22/21	9,905,000	9,984,108

28 Ultra Short Duration Income Fund

	Principal
CORPORATE BONDS AND NOTES (54.1%)* cont.	amount	Value
Banking cont.
KeyBank NA sr. unsec. FRN Ser. BKNT, (BBA LIBOR USD
3 Month + 0.66%), 0.911%, 2/1/22	$40,000,000	$40,219,581
KeyCorp sr. unsec. unsub. notes Ser. MTN,
2.90%, 9/15/20	46,466,000	46,599,468
Lloyds Bank PLC company guaranty sr. unsec. unsub.
FRN (BBA LIBOR USD 3 Month + 0.49%), 0.964%, 5/7/21
(United Kingdom)	65,400,000	65,566,053
Lloyds Bank PLC 144A company guaranty unsec. sub.
notes 6.50%, 9/14/20 (United Kingdom)	3,488,000	3,500,096
Lloyds Banking Group PLC sr. unsec. FRN 1.326%,
6/15/23 (United Kingdom)	44,200,000	44,610,107
Lloyds Banking Group PLC sr. unsec. unsub. FRN
(BBA LIBOR USD 3 Month + 0.80%), 1.106%, 6/21/21
(United Kingdom)	38,410,000	38,636,004
Manufacturers & Traders Trust Co. sr. unsec. FRN
Ser. BKNT, (BBA LIBOR USD 3 Month + 0.27%),
0.515%, 1/25/21	63,120,000	63,173,446
Manufacturers & Traders Trust Co. unsec. sub
FRN Ser. BKNT, (BBA LIBOR USD 3 Month + 0.64%),
0.99%, 12/1/21	13,270,000	13,268,716
Mitsubishi UFJ Financial Group, Inc. sr. unsec. FRN
(BBA LIBOR USD 3 Month + 0.74%), 1.084%,
3/2/23 (Japan)	6,300,000	6,310,806
Mitsubishi UFJ Financial Group, Inc. sr. unsec. FRN
(BBA LIBOR USD 3 Month + 0.65%), 0.895%,
7/26/21 (Japan)	45,366,000	45,557,264
Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub.
FRN (BBA LIBOR USD 3 Month + 1.88%), 2.23%,
3/1/21 (Japan)	4,588,000	4,628,205
Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub.
FRN (BBA LIBOR USD 3 Month + 1.06%), 1.373%,
9/13/21 (Japan)	53,980,000	54,463,976
Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub.
FRN (BBA LIBOR USD 3 Month + 0.92%), 1.278%,
2/22/22 (Japan)	23,818,000	24,015,305
Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub.
FRN (BBA LIBOR USD 3 Month + 0.79%), 1.035%,
7/25/22 (Japan)	20,138,000	20,278,371
Mitsubishi UFJ Trust & Banking Corp. 144A sr. unsec.
unsub. notes 2.65%, 10/19/20 (Japan)	4,000,000	4,020,159
Mizuho Financial Group, Inc. sr. unsec. FRN (BBA LIBOR
USD 3 Month + 0.94%), 1.311%, 2/28/22 (Japan)	39,569,000	39,871,445
Mizuho Financial Group, Inc. sr. unsec. unsub. FRN
(BBA LIBOR USD 3 Month + 1.14%), 1.453%,
9/13/21 (Japan)	60,305,000	60,883,525
Mizuho Financial Group, Inc. sr. unsec. unsub. FRN
(BBA LIBOR USD 3 Month + 0.88%), 1.195%,
9/11/22 (Japan)	30,235,000	30,482,935
Mizuho Financial Group, Inc. 144A sr. unsec. FRN
(BBA LIBOR USD 3 Month + 1.48%), 1.746%,
4/12/21 (Japan)	14,050,000	14,175,681

Ultra Short Duration Income Fund 29

	Principal
CORPORATE BONDS AND NOTES (54.1%)* cont.	amount	Value
Banking cont.
National Australia Bank, Ltd. 144A sr. unsec. FRN
(BBA LIBOR USD 3 Month + 0.71%), 0.959%,
11/4/21 (Australia)	$27,500,000	$27,695,181
National Australia Bank, Ltd. 144A sr. unsec.
FRN (BBA LIBOR USD 3 Month + 0.58%), 0.886%,
9/20/21 (Australia)	28,200,000	28,327,116
National Australia Bank, Ltd. 144A sr. unsec.
FRN (BBA LIBOR USD 3 Month + 0.35%), 0.616%,
1/12/21 (Australia)	27,900,000	27,899,693
National Australia Bank, Ltd. 144A sr. unsec. unsub.
FRN (BBA LIBOR USD 3 Month + 0.41%), 0.723%,
12/13/22 (Australia)	36,650,000	36,780,310
National Bank of Canada company guaranty sr. unsec.
FRN 0.90%, 8/15/23 (Canada)	48,000,000	48,060,000
National Bank of Canada sr. unsec. FRN (BBA LIBOR
USD 3 Month + 0.33%), 0.581%, 11/2/20 (Canada)	18,700,000	18,699,869
National Bank of Canada 144A sr. unsec. FRN
(BBA LIBOR USD 3 Month + 0.40%), 0.706%,
3/21/21 (Canada)	6,250,000	6,256,009
Nationwide Building Society sr. unsec. FRN 3.622%,
4/26/23 (United Kingdom)	15,273,000	15,939,692
NatWest Group PLC sr. unsec. unsub. FRN
(BBA LIBOR USD 3 Month + 1.47%), 1.862%, 5/15/23
(United Kingdom)	54,339,000	54,599,111
Nordea Bank ABP 144A sr. unsec. FRN (BBA LIBOR USD
3 Month + 0.99%), 1.359%, 5/27/21 (Finland)	8,353,000	8,415,425
Nordea Bank ABP 144A sr. unsec. notes 1.00%,
6/9/23 (Finland)	10,000,000	10,168,904
Nordea Bank ABP 144A unsec. sub. notes 4.875%,
5/13/21 (Finland)	28,500,000	29,421,595
PNC Bank NA sr. unsec. FRN (BBA LIBOR USD 3 Month
+ 0.43%), 0.743%, 12/9/22	48,700,000	48,824,319
PNC Bank NA sr. unsec. FRN (BBA LIBOR USD 3 Month
+ 0.33%), 0.685%, 2/24/23	46,065,000	46,113,535
PNC Bank NA sr. unsec. unsub. FRN Ser. BKNT,
(BBA LIBOR USD 3 Month + 0.45%), 0.708%, 7/22/22	50,520,000	50,647,816
Regions Bank sr. unsec. FRN (BBA LIBOR USD 3 Month
+ 0.38%), 0.676%, 4/1/21	35,385,000	35,314,238
Regions Bank sr. unsec. FRN Ser. BKNT, 3.374%, 8/13/21	20,343,000	20,355,009
Regions Bank sr. unsec. FRN Ser. BKNT, (BBA LIBOR USD
3 Month + 0.50%), 0.934%, 8/13/21	76,776,000	76,760,026
Regions Financial Corp. sr. unsec. unsub. notes
2.75%, 8/14/22	27,564,000	28,693,077
Royal Bank of Canada sr. unsec. FRN Ser. GMTN,
(BBA LIBOR USD 3 Month + 0.36%), 0.633%,
1/17/23 (Canada)	42,500,000	42,599,867
Royal Bank of Canada sr. unsec. FRN Ser. MTN,
(BBA LIBOR USD 3 Month + 0.40%), 0.645%,
1/25/21 (Canada)	20,000,000	20,031,861
Royal Bank of Canada sr. unsec. unsub. FRN
Ser. GMTN, (BBA LIBOR USD 3 Month + 0.47%), 0.74%,
4/29/22 (Canada)	18,200,000	18,279,940

30 Ultra Short Duration Income Fund

	Principal
CORPORATE BONDS AND NOTES (54.1%)* cont.	amount	Value
Banking cont.
Royal Bank of Canada sr. unsec. unsub. FRN
Ser. GMTN, (BBA LIBOR USD 3 Month + 0.39%), 0.658%,
4/30/21 (Canada)	$35,750,000	$35,839,528
Royal Bank of Canada sr. unsec. unsub. notes
(Secured Overnight Funding Rate + 0.40%), 0.478%,
8/5/22 (Canada)	27,800,000	27,676,612
Santander UK Group Holdings PLC company
guaranty sr. unsec. unsub. notes 2.875%, 8/5/21
(United Kingdom)	4,350,000	4,452,664
Santander UK Group Holdings PLC sr. unsec. unsub.
notes 2.875%, 10/16/20 (United Kingdom)	45,789,000	46,015,537
Santander UK PLC sr. unsec. unsub. FRN (BBA LIBOR
USD 3 Month + 0.62%), 0.97%, 6/1/21 (United Kingdom)	64,370,000	64,637,145
Santander UK PLC sr. unsec. unsub. FRN
(BBA LIBOR USD 3 Month + 0.30%), 0.551%, 11/3/20
(United Kingdom)	18,328,000	18,337,389
Skandinaviska Enskilda Banken AB 144A sr. unsec.
FRN (BBA LIBOR USD 3 Month + 0.65%), 0.963%,
12/12/22 (Sweden)	20,000,000	20,153,666
Skandinaviska Enskilda Banken AB 144A sr. unsec. FRN
Ser. BKNT, (BBA LIBOR USD 3 Month + 0.43%), 0.816%,
5/17/21 (Sweden)	52,250,000	52,385,560
Skandinaviska Enskilda Banken AB 144A sr. unsec.
notes 3.25%, 5/17/21 (Sweden)	35,000,000	35,761,180
State Street Corp. sr. unsec. unsub. notes
2.55%, 8/18/20	12,023,000	12,033,290
Sumitomo Mitsui Financial Group, Inc. sr. unsec.
unsub. FRN (BBA LIBOR USD 3 Month + 1.14%), 1.412%,
10/19/21 (Japan)	52,212,000	52,828,037
Sumitomo Mitsui Financial Group, Inc. sr. unsec.
unsub. FRN (BBA LIBOR USD 3 Month + 0.97%), 1.236%,
1/11/22 (Japan)	25,439,000	25,633,494
Sumitomo Mitsui Financial Group, Inc. sr. unsec.
unsub. FRN (BBA LIBOR USD 3 Month + 0.78%), 1.046%,
7/12/22 (Japan)	10,614,000	10,685,583
SunTrust Bank sr. unsec. FRN Ser. BKNT, (BBA LIBOR
USD 3 Month + 0.59%), 0.841%, 8/2/22	2,527,000	2,537,680
SunTrust Bank sr. unsec. notes Ser. BKNT, (BBA LIBOR
USD 3 Month + 0.50%), 0.745%, 10/26/21	39,050,000	39,083,439
SunTrust Bank sr. unsec. unsub. FRN Ser. BKNT,
(BBA LIBOR USD 3 Month + 0.59%), 0.976%, 5/17/22	36,600,000	36,723,868
Svenska Handelsbanken AB company guaranty sr.
unsec. FRN (BBA LIBOR USD 3 Month + 0.47%), 0.83%,
5/24/21 (Sweden)	53,242,000	53,413,546
Svenska Handelsbanken AB company guaranty sr.
unsec. FRN (BBA LIBOR USD 3 Month + 0.36%), 0.678%,
9/8/20 (Sweden)	15,000,000	15,006,144
Svenska Handelsbanken AB company guaranty sr.
unsec. FRN Ser. BKNT, (BBA LIBOR USD 3 Month
+ 1.15%), 1.458%, 3/30/21 (Sweden)	23,400,000	23,571,909
Svenska Handelsbanken AB 144A sr. unsec. notes
0.625%, 6/30/23 (Sweden)	17,000,000	17,042,894

Ultra Short Duration Income Fund 31

	Principal
CORPORATE BONDS AND NOTES (54.1%)* cont.	amount	Value
Banking cont.
Swedbank AB 144A sr. unsec. FRN (BBA LIBOR USD
3 Month + 0.70%), 1.013%, 3/14/22 (Sweden)	$9,300,000	$9,354,466
Swedbank AB 144A sr. unsec. notes 1.30%,
6/2/23 (Sweden)	19,500,000	19,739,304
Toronto-Dominion Bank (The) sr. unsec. FRN
Ser. GMTN, (BBA LIBOR USD 3 Month + 0.27%), 0.569%,
3/17/21 (Canada)	5,000,000	5,007,287
Toronto-Dominion Bank (The) sr. unsec. FRN
Ser. GMTN, (BBA LIBOR USD 3 Month + 0.24%), 0.485%,
1/25/21 (Canada)	9,605,000	9,612,449
Toronto-Dominion Bank (The) sr. unsec. unsub.
FRN (BBA LIBOR USD 3 Month + 0.90%), 1.166%,
7/13/21 (Canada)	1,001,000	1,008,660
Toronto-Dominion Bank (The) sr. unsec. unsub. FRN
Ser. MTN, (BBA LIBOR USD 3 Month + 1.00%), 1.276%,
4/7/21 (Canada)	26,000,000	26,168,081
Toronto-Dominion Bank (The) sr. unsec. unsub. FRN
Ser. MTN, (BBA LIBOR USD 3 Month + 0.43%), 0.745%,
6/11/21 (Canada)	38,200,000	38,328,423
Toronto-Dominion Bank (The) sr. unsec. unsub. FRN
Ser. MTN, (BBA LIBOR USD 3 Month + 0.35%), 0.608%,
7/22/22 (Canada)	42,000,000	42,049,308
Toronto-Dominion Bank (The) sr. unsec. unsub. FRN
Ser. MTN, (Secured Overnight Funding Rate + 0.48%),
0.58%, 1/27/23 (Canada)	57,295,000	57,166,677
Truist Bank sr. unsec. FRN Ser. BKNT, (Secured
Overnight Funding Rate + 0.73%), 0.827%, 3/9/23	38,890,000	38,967,183
Truist Bank sr. unsec. notes Ser. BKNT, 2.85%, 4/1/21	4,007,000	4,065,793
Truist Financial Corp. sr. unsec. unsub. FRN Ser. MTN,
(BBA LIBOR USD 3 Month + 0.22%), 0.471%, 2/1/21	12,070,000	12,077,421
Truist Financial Corp. sr. unsec. unsub. FRB Ser. MTN,
(BBA LIBOR USD 3 Month + 0.65%), 0.946%, 4/1/22	26,180,000	26,311,655
U.S. Bank NA sr. unsec. FRN (BBA LIBOR USD 3 Month
+ 0.40%), 0.713%, 12/9/22	47,500,000	47,556,668
U.S. Bank NA sr. unsec. FRN Ser. BKNT, (BBA LIBOR USD
3 Month + 0.44%), 0.80%, 5/23/22	45,000,000	45,168,899
U.S. Bank NA sr. unsec. FRN Ser. BKNT, (BBA LIBOR USD
3 Month + 0.38%), 0.766%, 11/16/21	10,200,000	10,229,745
U.S. Bank NA sr. unsec. FRN Ser. BKNT, (BBA LIBOR USD
3 Month + 0.32%), 0.565%, 4/26/21	5,000,000	5,009,120
U.S. Bank NA sr. unsec. FRN Ser. BKNT, (BBA LIBOR USD
3 Month + 0.14%), 0.396%, 10/23/20	2,420,000	2,419,194
UBS AG/London 144A sr. unsec. FRN (BBA LIBOR USD
3 Month + 0.48%), 0.83%, 12/1/20 (United Kingdom)	31,918,000	31,954,770
UBS AG/London 144A sr. unsec. notes 2.45%, 12/1/20
(United Kingdom)	1,358,000	1,365,061
UBS AG/London 144A sr. unsec. notes 1.75%, 4/21/22
(United Kingdom)	9,355,000	9,551,222
US Bancorp sr. unsec. unsub. FRN Ser. MTN, (BBA LIBOR
USD 3 Month + 0.64%), 0.904%, 1/24/22	13,507,000	13,595,599
Wells Fargo & Co. sr. unsec. FRN (BBA LIBOR USD
3 Month + 1.23%), 1.491%, 10/31/23	28,224,000	28,530,513

32 Ultra Short Duration Income Fund

	Principal
CORPORATE BONDS AND NOTES (54.1%)* cont.	amount	Value
Banking cont.
Wells Fargo & Co. sr. unsec. FRN (BBA LIBOR USD
3 Month + 0.93%), 1.378%, 2/11/22	$10,175,000	$10,212,671
Wells Fargo & Co. sr. unsec. FRN (BBA LIBOR USD
3 Month + 1.11%), 1.374%, 1/24/23	15,759,000	15,907,030
Wells Fargo & Co. sr. unsec. unsub. FRN (BBA LIBOR USD
3 Month + 1.34%), 1.671%, 3/4/21	22,715,000	22,877,357
Wells Fargo & Co. sr. unsec. unsub. FRN (BBA LIBOR USD
3 Month + 1.03%), 1.27%, 7/26/21	40,277,000	40,607,380
Wells Fargo & Co. sr. unsec. unsub. notes Ser. MTN,
(BBA LIBOR USD 3 Month + 1.01%), 1.328%, 12/7/20	5,772,000	5,792,014
Wells Fargo Bank NA sr. unsec. FRN Ser. BKNT,
(BBA LIBOR USD 3 Month + 0.62%), 0.989%, 5/27/22	5,000,000	5,015,638
Wells Fargo Bank NA sr. unsec. FRN Ser. BKNT,
(BBA LIBOR USD 3 Month + 0.51%), 0.768%, 10/22/21	35,700,000	35,841,960
Westpac Banking Corp. sr. unsec. unsub. FRN
(BBA LIBOR USD 3 Month + 0.85%), 1.116%,
1/11/22 (Australia)	21,400,000	21,639,426
Westpac Banking Corp. sr. unsec. unsub. FRN
(BBA LIBOR USD 3 Month + 0.39%), 0.656%,
1/13/23 (Australia)	17,300,000	17,300,000
Westpac Banking Corp. sr. unsec. unsub. FRN
(BBA LIBOR USD 3 Month + 0.34%), 0.585%,
1/25/21 (Australia)	23,450,000	23,480,428
		4,968,872,760
Basic materials (0.6%)
Celanese US Holdings, LLC company guaranty sr.
unsec. notes 5.875%, 6/15/21 (Germany)	17,332,000	18,041,547
DuPont de Nemours, Inc. sr. unsec. unsub. FRN
(BBA LIBOR USD 3 Month + 0.71%), 1.102%, 11/15/20	29,920,000	29,956,231
DuPont de Nemours, Inc. sr. unsec. unsub. notes
3.766%, 11/15/20	5,714,000	5,767,623
Georgia-Pacific, LLC 144A company guaranty sr. unsec.
notes 5.40%, 11/1/20	12,000,000	12,149,135
International Flavors & Fragrances, Inc. sr. unsec. notes
3.40%, 9/25/20	23,960,000	24,040,358
Nutrien, Ltd. sr. unsec. notes 1.90%, 5/13/23 (Canada)	15,600,000	16,102,859
		106,057,753
Capital goods (0.9%)
Honeywell International, Inc. sr. unsec. unsub. FRN
(BBA LIBOR USD 3 Month + 0.37%), 0.818%, 8/8/22	28,000,000	28,044,601
L3Harris Technologies, Inc. sr. unsec. notes
4.95%, 2/15/21	21,000,000	21,251,485
L3Harris Technologies, Inc. sr. unsec. unsub. FRN
(BBA LIBOR USD 3 Month + 0.75%), 1.06%, 3/10/23	64,900,000	65,095,267
Otis Worldwide Corp. 144A company guaranty
sr. unsec. FRN (BBA LIBOR USD 3 Month + 0.45%),
0.754%, 4/5/23	32,000,000	31,893,726
		146,285,079

Ultra Short Duration Income Fund 33

	Principal
CORPORATE BONDS AND NOTES (54.1%)* cont.	amount	Value
Communication services (1.1%)
AT&T, Inc. sr. unsec. unsub. FRN (BBA LIBOR USD
3 Month + 0.95%), 1.225%, 7/15/21	$78,074,000	$78,709,152
AT&T, Inc. sr. unsec. unsub. FRN (BBA LIBOR USD
3 Month + 0.75%), 1.10%, 6/1/21	48,426,000	48,631,943
Comcast Corp. company guaranty sr. unsec. unsub.
FRN (BBA LIBOR USD 3 Month + 0.33%), 0.626%, 10/1/20	42,517,000	42,541,250
Time Warner Cable, LLC company guaranty sr. unsub.
notes 4.125%, 2/15/21	5,585,000	5,639,236
Verizon Communications, Inc. sr. unsec. unsub. FRN
(BBA LIBOR USD 3 Month + 1.00%), 1.321%, 3/16/22	10,300,000	10,449,857
		185,971,438
Conglomerates (0.2%)
Siemens Financieringsmaatschappij NV 144A company
guaranty sr. unsec. FRN (BBA LIBOR USD 3 Month
+ 0.61%), 0.931%, 3/16/22 (Netherlands)	37,850,000	38,047,740
		38,047,740
Consumer cyclicals (2.4%)
Amazon.com, Inc. sr. unsec. notes 1.90%, 8/21/20	19,900,000	19,904,845
BMW US Capital, LLC 144A company guaranty sr. unsec.
FRN (BBA LIBOR USD 3 Month + 0.50%), 0.934%, 8/13/21	20,406,000	20,384,930
BMW US Capital, LLC 144A company guaranty sr. unsec.
FRN (BBA LIBOR USD 3 Month + 0.41%), 0.676%, 4/12/21	19,000,000	19,013,389
Interpublic Group of Cos., Inc. (The) sr. unsec. sub. notes
3.75%, 10/1/21	1,730,000	1,793,969
Interpublic Group of Cos., Inc. (The) sr. unsec. sub. notes
3.50%, 10/1/20	19,578,000	19,672,579
Marriott International, Inc. sr. unsec. FRN (BBA LIBOR
USD 3 Month + 0.65%), 0.968%, 3/8/21	18,205,000	18,077,368
Nissan Motor Acceptance Corp. 144A sr. unsec. FRN
(BBA LIBOR USD 3 Month + 0.39%), 0.696%, 9/28/20	11,900,000	11,873,045
Toyota Motor Credit Corp. sr. unsec. FRN
Ser. MTN, (Secured Overnight Funding Rate + 0.40%),
0.50%, 10/23/20	75,500,000	75,528,621
Toyota Motor Credit Corp. sr. unsec. unsub. FRN
Ser. MTN, (BBA LIBOR USD 3 Month + 0.29%),
0.566%, 10/7/21	32,100,000	32,130,791
Toyota Motor Credit Corp. sr. unsec. unsub. FRN
Ser. MTN, (BBA LIBOR USD 3 Month + 0.20%),
0.518%, 3/12/21	75,000,000	74,977,223
VF Corp. sr. unsec. notes 2.05%, 4/23/22	22,080,000	22,657,929
Vulcan Materials Co. sr. unsec. unsub. FRN (BBA LIBOR
USD 3 Month + 0.65%), 1.00%, 3/1/21	35,938,000	35,919,741
Walt Disney Co. (The) company guaranty sr. unsec. FRN
(BBA LIBOR USD 3 Month + 0.25%), 0.60%, 9/1/21	26,000,000	25,978,734
Walt Disney Co. (The) company guaranty sr. unsec.
notes 4.50%, 2/15/21	14,500,000	14,813,917
		392,727,081
Consumer finance (2.2%)
American Express Co. sr. unsec. FRN (BBA LIBOR USD
3 Month + 0.60%), 1.141%, 11/5/21	22,853,000	22,971,735
American Express Co. sr. unsec. FRN (BBA LIBOR USD
3 Month + 0.33%), 0.598%, 10/30/20	37,100,000	37,115,816

34 Ultra Short Duration Income Fund

	Principal
CORPORATE BONDS AND NOTES (54.1%)* cont.	amount	Value
Consumer finance cont.
American Express Co. sr. unsec. unsub. FRN (BBA LIBOR
USD 3 Month + 0.62%), 0.997%, 5/20/22	$36,700,000	$36,793,986
American Express Co. sr. unsec. unsub. FRN (BBA LIBOR
USD 3 Month + 0.53%), 0.911%, 5/17/21	9,500,000	9,532,754
American Express Co. sr. unsec. unsub. notes
2.20%, 10/30/20	28,319,000	28,401,125
American Express Credit Corp. sr. unsec. unsub.
FRN Ser. F, (BBA LIBOR USD 3 Month + 1.05%),
1.363%, 9/14/20	20,900,000	20,905,584
American Honda Finance Corp. sr. unsec. FRN Ser. MTN,
(BBA LIBOR USD 3 Month + 0.37%), 0.818%, 5/10/23	92,350,000	91,602,867
Aviation Capital Group, LLC 144A sr. unsec. FRN
(BBA LIBOR USD 3 Month + 0.95%), 1.30%, 6/1/21	36,800,000	35,626,994
Aviation Capital Group, LLC 144A sr. unsec. FRN
(BBA LIBOR USD 3 Month + 0.67%), 0.938%, 7/30/21	16,960,000	16,175,600
Capital One Financial Corp. sr. unsec. unsub. FRN
(BBA LIBOR USD 3 Month + 0.95%), 1.263%, 3/9/22	955,000	961,274
Capital One Financial Corp. sr. unsec. unsub. FRN
(BBA LIBOR USD 3 Month + 0.72%), 0.988%, 1/30/23	23,859,000	23,771,127
Capital One Financial Corp. sr. unsec. unsub. notes
2.40%, 10/30/20	35,896,000	36,013,154
		359,872,016
Consumer staples (1.5%)
Coca-Cola Co. (The) sr. unsec. unsub. notes
1.875%, 10/27/20	715,000	717,675
Conagra Brands, Inc. sr. unsec. FRN (BBA LIBOR USD
3 Month + 0.50%), 0.768%, 10/9/20	14,020,000	14,022,044
ERAC USA Finance, LLC 144A company guaranty sr.
unsec. unsub. notes 5.25%, 10/1/20	1,650,000	1,660,724
Keurig Dr Pepper, Inc. company guaranty sr. unsec.
unsub. notes 3.551%, 5/25/21	56,815,000	58,238,245
McDonald’s Corp. sr. unsec. FRN Ser. MTN, (BBA LIBOR
USD 3 Month + 0.43%), 0.677%, 10/28/21	53,080,000	53,202,681
McDonald’s Corp. sr. unsec. unsub. notes Ser. MTN,
2.75%, 12/9/20	24,806,000	24,966,991
Mondelez International Holdings Netherlands
BV 144A company guaranty sr. unsec. notes 2.125%,
9/19/22 (Netherlands)	6,790,000	7,026,257
Mondelez International Holdings Netherlands BV 144A
company guaranty sr. unsec. unsub. notes 2.00%,
10/28/21 (Netherlands)	26,318,000	26,773,583
Mondelez International, Inc. company guaranty sr.
unsec. sub. notes 0.625%, 7/1/22	25,500,000	25,624,440
Mondelez International, Inc. sr. unsec. sub. notes
2.125%, 4/13/23	5,325,000	5,545,326
Tyson Foods, Inc. sr. unsec. unsub. FRN (BBA LIBOR USD
3 Month + 0.45%), 0.824%, 8/21/20	24,000,000	24,000,048
		241,778,014

Ultra Short Duration Income Fund 35

	Principal
CORPORATE BONDS AND NOTES (54.1%)* cont.	amount	Value
Energy (0.8%)
BP Capital Markets America, Inc. company guaranty sr.
unsec. notes 4.50%, 10/1/20	$43,500,000	$43,786,230
BP Capital Markets PLC company guaranty sr. unsec.
unsub. FRN (BBA LIBOR USD 3 Month + 0.25%), 0.61%,
11/24/20 (United Kingdom)	41,000,000	41,019,149
Chevron Corp. sr. unsec. unsub. notes 1.141%, 5/11/23	9,430,000	9,639,714
Phillips 66 company guaranty sr. unsec. FRN
(BBA LIBOR USD 3 Month + 0.60%), 0.96%, 2/26/21	8,500,000	8,500,339
Total Capital International SA company guaranty sr.
unsec. unsub. notes 2.218%, 7/12/21 (France)	31,445,000	31,972,680
		134,918,112
Financial (1.6%)
Bank of Nova Scotia (The) sr. unsec. FRN (BBA LIBOR
USD 3 Month + 0.42%), 0.665%, 1/25/21 (Canada)	49,100,000	49,173,812
Bank of Nova Scotia (The) sr. unsec. notes 1.625%,
5/1/23 (Canada)	5,040,000	5,195,434
Bank of Nova Scotia (The) sr. unsec. unsub. FRN
(BBA LIBOR USD 3 Month + 0.64%), 0.958%,
3/7/22 (Canada)	22,345,000	22,509,295
Bank of Nova Scotia (The) sr. unsec. unsub. FRN
Ser. BKNT, (BBA LIBOR USD 3 Month + 0.62%), 0.936%,
9/19/22 (Canada)	5,096,000	5,134,087
Macquarie Bank Ltd. 144A unsec. sub. notes 6.625%,
4/7/21 (Australia)	7,667,000	7,965,148
Macquarie Bank, Ltd. 144A sr. unsec. FRN (BBA LIBOR
USD 3 Month + 0.45%), 0.81%, 11/24/21 (Australia)	33,250,000	33,350,663
Macquarie Group Ltd. 144A sr. unsec. notes 6.25%,
1/14/21 (Australia)	5,459,000	5,598,369
UBS Group Funding (Switzerland) AG 144A company
guaranty sr. unsec. FRN (BBA LIBOR USD 3 Month
+ 1.53%), 1.781%, 2/1/22 (Switzerland)	20,587,000	20,955,852
UBS Group Funding (Switzerland) AG 144A company
guaranty sr. unsec. FRN (BBA LIBOR USD 3 Month
+ 1.44%), 1.737%, 9/24/20 (Switzerland)	28,900,000	28,959,232
UBS Group Funding (Switzerland) AG 144A company
guaranty sr. unsec. notes (BBA LIBOR USD 3 Month
+ 1.78%), 2.048%, 4/14/21 (Switzerland)	37,754,000	38,185,056
UBS Group Funding Jersey, Ltd. 144A company
guaranty sr. unsec. notes 3.00%, 4/15/21 (Switzerland)	24,323,000	24,776,331
USAA Capital Corp. 144A sr. unsec. notes 2.00%, 6/1/21	8,300,000	8,418,303
USAA Capital Corp. 144A sr. unsec. notes Ser. MTN,
2.625%, 6/1/21	9,390,000	9,572,910
		259,794,492
Health care (3.4%)
AbbVie, Inc. sr. unsec. notes 3.375%, 11/14/21	9,250,000	9,585,923
AbbVie, Inc. sr. unsec. unsub. notes 2.30%, 5/14/21	8,200,000	8,302,877
AbbVie, Inc. 144A sr. unsec. FRN (BBA LIBOR USD
3 Month + 0.46%), 0.841%, 11/19/21	37,000,000	37,072,348
AbbVie, Inc. 144A sr. unsec. FRN (BBA LIBOR USD
3 Month + 0.35%), 0.724%, 5/21/21	57,800,000	57,904,701
AbbVie, Inc. 144A sr. unsec. notes 4.875%, 2/15/21	6,200,000	6,277,808

36 Ultra Short Duration Income Fund

	Principal
CORPORATE BONDS AND NOTES (54.1%)* cont.	amount	Value
Health care cont.
AbbVie, Inc. 144A sr. unsec. notes 2.15%, 11/19/21	$15,817,000	$16,149,518
AstraZeneca PLC sr. unsec. unsub. FRN (BBA LIBOR USD
3 Month + 0.67%), 1.051%, 8/17/23 (United Kingdom)	9,395,000	9,404,251
Becton Dickinson and Co. sr. unsec. unsub. FRN
(BBA LIBOR USD 3 Month + 0.88%), 1.181%, 12/29/20	22,057,000	22,061,428
Becton Dickinson and Co. sr. unsec. unsub. notes
3.25%, 11/12/20	991,000	997,473
Becton Dickinson and Co. sr. unsec. unsub. notes
3.125%, 11/8/21	5,976,000	6,167,440
Bristol-Myers Squibb Co. sr. unsec. FRN (BBA LIBOR
USD 3 Month + 0.38%), 0.766%, 5/16/22 (acquired
5/7/19, cost $9,300,000)	9,300,000	9,332,975
Bristol-Myers Squibb Co. sr. unsec. FRN 0.586%,
11/16/20 (acquired dates 5/7/19 and 10/25/19, cost
$53,264,717)	53,250,000	53,271,516
Bristol-Myers Squibb Co. sr. unsec. notes
2.875%, 8/15/20	4,200,000	4,203,200
Cigna Corp. company guaranty sr. unsec. notes
4.125%, 9/15/20	55,000,000	55,229,959
Cigna Corp. company guaranty sr. unsec. unsub. notes
3.40%, 9/17/21	745,000	769,571
CVS Health Corp. sr. unsec. unsub. FRN (BBA LIBOR USD
3 Month + 0.72%), 1.033%, 3/9/21	25,310,000	25,407,248
CVS Health Corp. sr. unsec. unsub. notes 3.35%, 3/9/21	17,208,000	17,518,152
CVS Health Corp. sr. unsec. unsub. notes 2.125%, 6/1/21	14,410,000	14,595,506
GlaxoSmithKline Capital PLC company guaranty sr.
unsec. unsub. FRN (BBA LIBOR USD 3 Month + 0.35%),
0.774%, 5/14/21 (United Kingdom)	23,750,000	23,802,893
Mylan NV company guaranty sr. unsec. notes
3.15%, 6/15/21	12,350,000	12,603,442
UnitedHealth Group, Inc. sr. unsec. unsub. FRN
(BBA LIBOR USD 3 Month + 0.26%), 0.573%, 6/15/21	27,450,000	27,488,043
Upjohn, Inc. 144A company guaranty sr. unsec. notes
1.125%, 6/22/22	66,000,000	66,542,024
Zoetis, Inc. sr. unsec. FRN (BBA LIBOR USD 3 Month
+ 0.44%), 0.817%, 8/20/21	60,480,000	60,598,051
Zoetis, Inc. sr. unsec. unsub. notes 3.45%, 11/13/20	2,800,000	2,816,847
		548,103,194
Insurance (3.8%)
AIG Global Funding 144A notes 0.80%, 7/7/23	15,000,000	15,091,433
AIG Global Funding 144A sr. FRN (BBA LIBOR USD
3 Month + 0.65%), 0.908%, 1/22/21	48,580,000	48,665,794
AIG Global Funding 144A sr. FRN (BBA LIBOR USD
3 Month + 0.46%), 0.757%, 6/25/21	20,134,000	20,198,878
American International Group, Inc. sr. unsec. unsub.
notes 6.40%, 12/15/20	6,000,000	6,132,554
American International Group, Inc. sr. unsec. unsub.
notes 3.375%, 8/15/20	8,879,000	8,887,419
American International Group, Inc. sr. unsec. unsub.
notes 3.30%, 3/1/21	6,917,000	7,021,393

Ultra Short Duration Income Fund 37

	Principal
CORPORATE BONDS AND NOTES (54.1%)* cont.	amount	Value
Insurance cont.
Jackson National Life Global Funding 144A
FRN (Secured Overnight Funding Rate + 0.60%),
0.702%, 1/6/23	$46,750,000	$46,365,513
Jackson National Life Global Funding 144A FRN
(BBA LIBOR USD 3 Month + 0.30%), 0.575%, 10/15/20	23,300,000	23,306,979
Jackson National Life Global Funding 144A sr. FRN
(BBA LIBOR USD 3 Month + 0.73%), 1.036%, 6/27/22	33,784,000	34,003,646
Jackson National Life Global Funding 144A sr. FRN
(BBA LIBOR USD 3 Month + 0.48%), 0.795%, 6/11/21	47,303,000	47,420,217
Marsh & McLennan Cos., Inc. sr. unsec. sub. notes
3.50%, 12/29/20	4,300,000	4,354,573
MassMutual Global Funding II 144A notes 2.25%, 7/1/22	18,600,000	19,275,199
MET Tower Global Funding 144A FRN (Secured
Overnight Funding Rate + 0.55%), 0.651%, 1/17/23	13,300,000	13,233,021
MET Tower Global Funding 144A notes 0.55%, 7/13/22	23,000,000	23,018,055
Metropolitan Life Global Funding I 144A FRN (Secured
Overnight Funding Rate + 0.57%), 0.672%, 1/13/23	31,350,000	31,289,645
Metropolitan Life Global Funding I 144A FRN (Secured
Overnight Funding Rate + 0.57%), 0.67%, 9/7/20	23,147,000	23,156,133
Metropolitan Life Global Funding I 144A FRN (Secured
Overnight Funding Rate + 0.50%), 0.60%, 5/28/21	19,550,000	19,585,424
Metropolitan Life Global Funding I 144A notes
2.50%, 12/3/20	26,000,000	26,190,939
Metropolitan Life Global Funding I 144A notes
2.40%, 6/17/22	18,500,000	19,225,737
Metropolitan Life Global Funding I 144A sr. FRN
(BBA LIBOR USD 3 Month + 0.23%), 0.507%, 1/8/21	11,500,000	11,508,545
New York Life Global Funding 144A FRN (BBA LIBOR USD
3 Month + 0.52%), 0.83%, 6/10/22	47,550,000	47,821,236
New York Life Global Funding 144A FRN (BBA LIBOR USD
3 Month + 0.32%), 0.821%, 8/6/21	12,000,000	12,037,548
New York Life Global Funding 144A sr. FRN (BBA LIBOR
USD 3 Month + 0.28%), 0.551%, 1/21/22	42,000,000	42,114,773
New York Life Global Funding 144A sr. notes (BBA LIBOR
USD 3 Month + 0.28%), 0.553%, 1/10/23	56,750,000	56,681,963
Willis Towers Watson PLC company guaranty sr. unsec.
unsub. notes 5.75%, 3/15/21	15,041,000	15,530,154
		622,116,771
Investment banking/Brokerage (2.0%)
Charles Schwab Corp. (The) sr. unsec. FRN (BBA LIBOR
USD 3 Month + 0.32%), 0.694%, 5/21/21	28,500,000	28,554,291
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. FRN
(BBA LIBOR USD 3 Month + 1.20%), 1.513%, 9/15/20	16,803,000	16,809,222
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. FRN
(BBA LIBOR USD 3 Month + 1.11%), 1.355%, 4/26/22	14,877,000	14,950,641
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. FRN
(BBA LIBOR USD 3 Month + 0.78%), 1.041%, 10/31/22	533,000	534,548
Goldman Sachs Group, Inc. (The) sr. unsec. unsub.
notes 5.25%, 7/27/21	22,449,000	23,516,067
Goldman Sachs Group, Inc. (The) sr. unsec. unsub.
notes 2.625%, 4/25/21	9,658,000	9,799,589

38 Ultra Short Duration Income Fund

	Principal
CORPORATE BONDS AND NOTES (54.1%)* cont.	amount	Value
Investment banking/Brokerage cont.
Goldman Sachs Group, Inc. (The) sr. unsec. unsub.
notes 2.60%, 12/27/20	$34,785,000	$35,091,652
Morgan Stanley sr. unsec. FRN Ser. GMTN, (Secured
Overnight Funding Rate + 0.70%), 0.80%, 1/20/23	29,940,000	29,992,355
Morgan Stanley sr. unsec. unsub. FRN (BBA LIBOR USD
3 Month + 1.18%), 1.452%, 1/20/22	56,643,000	56,873,099
Morgan Stanley sr. unsec. unsub. FRN (BBA LIBOR USD
3 Month + 0.93%), 1.188%, 7/22/22	18,363,000	18,473,368
Morgan Stanley sr. unsec. unsub. FRN Ser. GMTN,
(BBA LIBOR USD 3 Month + 1.40%), 1.671%, 4/21/21	27,462,000	27,686,164
TD Ameritrade Holding Corp. sr. unsec. FRN (BBA LIBOR
USD 3 Month + 0.43%), 0.681%, 11/1/21	70,400,000	70,538,875
		332,819,871
Technology (0.6%)
Fiserv, Inc. sr. unsec. notes 4.75%, 6/15/21	4,287,000	4,447,012
IBM Corp. sr. unsec. unsub. FRN (BBA LIBOR USD
3 Month + 0.40%), 0.834%, 5/13/21	46,700,000	46,852,064
IBM Credit, LLC sr. unsec. unsub. FRN (BBA LIBOR USD
3 Month + 0.26%), 0.532%, 1/20/21	44,902,000	44,949,908
		96,248,984
Utilities and power (2.6%)
Consolidated Edison Co. of New York, Inc. sr. unsec.
unsub. FRN Ser. C, (BBA LIBOR USD 3 Month + 0.40%),
0.697%, 6/25/21	47,100,000	47,241,429
Dominion Energy, Inc. 144A sr. unsec. FRN (BBA LIBOR
USD 3 Month + 0.40%), 0.75%, 12/1/20	31,000,000	31,014,163
Duke Energy Corp. sr. unsec. unsub. notes (BBA LIBOR
USD 3 Month + 0.65%), 0.965%, 3/11/22	23,600,000	23,664,517
Duke Energy Corp. 144A sr. unsec. notes (BBA LIBOR
USD 3 Month + 0.50%), 0.924%, 5/14/21	53,295,000	53,413,371
Duke Energy Florida, LLC sr. unsec. FRN Ser. A,
(BBA LIBOR USD 3 Month + 0.25%), 0.61%, 11/26/21	14,825,000	14,830,478
Entergy Gulf States Louisiana, LLC sr. notes
3.95%, 10/1/20	2,250,000	2,252,847
Florida Power & Light Co. sr. unsec. unsub. FRN
(BBA LIBOR USD 3 Month + 0.38%), 0.641%, 7/28/23	28,390,000	28,406,590
Kinder Morgan Energy Partners LP company guaranty
sr. unsec. notes 3.50%, 3/1/21	16,469,000	16,593,357
Kinder Morgan Energy Partners LP company guaranty
sr. unsec. unsub. notes 5.80%, 3/1/21	10,210,000	10,524,202
Kinder Morgan Energy Partners LP company guaranty
sr. unsec. unsub. notes 5.30%, 9/15/20	6,661,000	6,697,363
Kinder Morgan, Inc. company guaranty sr. unsec. notes
6.50%, 9/15/20	1,400,000	1,409,203
Kinder Morgan, Inc. 144A company guaranty sr. unsec.
notes 5.00%, 2/15/21	3,435,000	3,499,609
NextEra Energy Capital Holdings, Inc. company
guaranty sr. unsec. FRN (BBA LIBOR USD 3 Month
+ 0.45%), 0.756%, 9/28/20	22,600,000	22,614,045
NextEra Energy Capital Holdings, Inc. company
guaranty sr. unsec. unsub. notes Ser. H, 3.342%, 9/1/20	38,128,000	38,215,522

Ultra Short Duration Income Fund 39

	Principal
CORPORATE BONDS AND NOTES (54.1%)* cont.	amount	Value
Utilities and power cont.
NV Energy, Inc. sr. unsec. unsub. notes 6.25%, 11/15/20	$20,522,000	$20,827,665
Pacific Gas and Electric Co. FRN (BBA LIBOR USD
3 Month + 1.48%), 1.795%, 6/16/22	33,000,000	33,086,506
Pacific Gas and Electric Co. notes 1.75%, 6/16/22	29,360,000	29,429,613
PPL WEM Ltd./Western Power Distribution, Ltd. 144A sr.
unsec. unsub. notes 5.375%, 5/1/21 (United Kingdom)	2,976,000	3,039,009
Progress Energy, Inc. sr. unsec. unsub. notes
4.40%, 1/15/21	5,000,000	5,040,471
Public Service Enterprise Group, Inc. sr. unsec. unsub.
notes 2.00%, 11/15/21	32,058,000	32,564,377
		424,364,337
Total corporate bonds and notes (cost $8,834,639,276)		$8,857,977,642

		Maturity	Principal
COMMERCIAL PAPER (24.0%)*	Yield (%)	date	amount	Value
Alexandria Real Estate Equities, Inc.	0.200	8/5/20	$42,650,000	$42,648,045
American Electric Power Co., Inc.	0.340	8/6/20	25,000,000	24,999,208
American Honda Finance Corp.	0.401	11/24/20	10,000,000	9,980,892
American Honda Finance Corp.	0.501	10/5/20	20,000,000	19,979,613
American Honda Finance Corp.	0.605	8/21/20	16,500,000	16,497,786
American Honda Finance Corp.	0.400	8/5/20	19,150,000	19,149,548
Aon Corp.	1.911	8/17/20	19,000,000	18,998,502
Avery Dennison Corp.	0.832	8/24/20	17,000,000	16,998,300
Baker Hughes Holdings, LLC	0.500	8/10/20	70,750,000	70,743,239
Baker Hughes Holdings, LLC	0.500	8/4/20	51,250,000	51,248,064
BASF SE (Germany)	0.430	9/29/20	6,000,000	5,996,600
BASF SE (Germany)	0.430	9/11/20	10,000,000	9,996,220
BASF SE (Germany)	0.430	9/10/20	9,614,000	9,610,474
BASF SE (Germany)	1.707	8/12/20	49,000,000	48,997,142
BASF SE (Germany)	1.647	8/11/20	19,200,000	19,199,003
BASF SE (Germany)	1.707	8/10/20	61,000,000	60,997,204
BP Capital Markets PLC (United Kingdom)	1.287	11/2/20	28,500,000	28,478,940
BP Capital Markets PLC (United Kingdom)	1.378	10/21/20	25,000,000	24,984,682
Cabot Corp.	0.650	8/31/20	18,750,000	18,746,577
Cabot Corp.	0.450	8/13/20	16,500,000	16,499,005
Cabot Corp.	0.442	8/12/20	16,250,000	16,249,074
Cabot Corp.	0.400	8/5/20	28,250,000	28,249,254
Cabot Corp.	0.339	8/3/20	31,400,000	31,399,503
CNH Industrial Capital, LLC	2.297	10/20/20	23,500,000	23,482,974
DuPont de Nemours, Inc.	0.350	9/1/20	8,500,000	8,498,285
DuPont de Nemours, Inc.	0.501	8/21/20	10,000,000	9,996,617
DuPont de Nemours, Inc.	0.240	8/11/20	18,375,000	18,371,772
DuPont de Nemours, Inc.	0.400	8/5/20	14,000,000	13,999,074
EI du Pont de Nemours & Co.	0.803	12/2/20	15,000,000	14,976,492
Enbridge US, Inc.	0.300	9/2/20	44,000,000	43,991,248
Enbridge US, Inc.	0.300	8/31/20	9,000,000	8,998,357
Enbridge US, Inc.	0.701	8/20/20	48,000,000	47,995,280
Enbridge US, Inc.	0.651	8/4/20	50,000,000	49,998,945
ENGIE SA (France)	0.451	10/22/20	17,750,000	17,727,942
ENGIE SA (France)	0.571	10/6/20	28,500,000	28,469,183

40 Ultra Short Duration Income Fund

		Maturity	Principal
COMMERCIAL PAPER (24.0%)* cont.	Yield (%)	date	amount	Value
ENGIE SA (France)	0.571	10/5/20	$43,500,000	$43,453,426
ENGIE SA (France)	0.450	8/19/20	10,000,000	9,996,448
ENGIE SA (France)	0.410	8/13/20	24,000,000	23,994,107
ENGIE SA (France)	1.786	8/11/20	28,250,000	28,243,958
Eni Finance USA, Inc.	0.380	10/29/20	9,500,000	9,480,288
Eni Finance USA, Inc.	0.481	10/27/20	19,000,000	18,961,544
Eni Finance USA, Inc.	0.531	10/26/20	9,500,000	9,481,013
Eni Finance USA, Inc.	0.581	10/23/20	9,360,000	9,342,004
Entergy Corp.	0.350	10/26/20	9,500,000	9,486,064
Entergy Corp.	0.400	10/8/20	13,000,000	12,985,324
Entergy Corp.	0.501	9/9/20	12,000,000	11,992,933
Entergy Corp.	0.551	9/8/20	15,000,000	14,991,518
Entergy Corp.	0.701	9/3/20	23,500,000	23,489,302
Entergy Corp.	0.521	9/2/20	12,000,000	11,994,786
Entergy Corp.	0.852	8/25/20	28,500,000	28,491,094
Entergy Corp.	0.872	8/19/20	23,950,000	23,944,400
Entergy Corp.	0.902	8/13/20	19,750,000	19,747,240
ETP Legacy LP	0.700	8/3/20	155,000,000	154,965,578
Evergy Missouri West, Inc.	0.230	8/3/20	27,500,000	27,499,565
FMC Corp.	0.751	9/1/20	23,500,000	23,486,109
FMC Corp.	0.901	8/19/20	23,500,000	23,492,062
FMC Corp.	0.851	8/18/20	43,000,000	42,986,133
FMC Corp.	0.901	8/13/20	14,000,000	13,996,623
FMC Corp.	0.851	8/12/20	28,000,000	27,993,737
FMC Corp.	0.650	8/3/20	18,800,000	18,799,080
General Motors Financial Co., Inc.	0.951	8/26/20	9,500,000	9,490,045
General Motors Financial Co., Inc.	0.850	8/21/20	18,750,000	18,736,722
General Motors Financial Co., Inc.	0.750	8/12/20	14,250,000	14,246,281
General Motors Financial Co., Inc.	0.800	8/5/20	26,250,000	26,247,761
General Motors Financial Co., Inc.	1.677	8/4/20	19,500,000	19,498,676
General Motors Financial Co., Inc.	0.645	8/3/20	61,750,000	61,746,871
GlaxoSmithKline, LLC (United Kingdom)	1.004	9/1/20	25,000,000	24,988,378
Humana, Inc.	0.470	9/17/20	9,500,000	9,492,755
Humana, Inc.	0.450	9/16/20	28,000,000	27,979,127
Humana, Inc.	0.420	9/15/20	19,750,000	19,735,590
Humana, Inc.	0.751	8/18/20	18,000,000	17,995,140
Humana, Inc.	0.801	8/17/20	20,000,000	19,994,928
Humana, Inc.	0.450	8/11/20	29,500,000	29,495,268
Hyundai Capital America (South Korea)	0.450	8/26/20	46,429,000	46,408,445
Hyundai Capital America (South Korea)	0.500	8/25/20	13,500,000	13,494,403
Hyundai Capital America (South Korea)	0.400	8/21/20	21,250,000	21,243,430
Hyundai Capital America (South Korea)	0.400	8/18/20	42,411,000	42,401,564
Intesa Sanpaolo Funding, LLC (Spain)	0.883	9/28/20	47,250,000	47,207,487
Intesa Sanpaolo Funding, LLC (Spain)	0.852	9/21/20	75,000,000	74,940,959
Kentucky Utilities Co.	0.210	8/13/20	21,460,000	21,458,706
Keurig Dr Pepper, Inc.	0.350	8/24/20	34,350,000	34,345,649
LVMH Moet Hennessy Louis Vuitton SA	0.401	1/4/21	71,500,000	71,416,744
LVMH Moet Hennessy Louis Vuitton SA	0.514	8/5/20	58,800,000	58,799,192
Marriott International, Inc./MD	1.847	9/4/20	23,500,000	23,479,712
Mid-America Apartments LP	0.230	8/10/20	18,750,000	18,749,068

Ultra Short Duration Income Fund 41

		Maturity	Principal
COMMERCIAL PAPER (24.0%)* cont.	Yield (%)	date	amount	Value
Mid-America Apartments LP	0.230	8/6/20	$47,000,000	$46,998,512
Mid-America Apartments LP	0.248	8/5/20	51,000,000	50,998,654
Mondelez International, Inc.	0.681	8/6/20	40,000,000	39,998,733
National Grid Holdings, Ltd. (United Kingdom)	0.250	8/20/20	47,000,000	46,995,378
Noble Energy, Inc.	0.600	8/6/20	12,250,000	12,249,612
Noble Energy, Inc.	0.688	8/4/20	43,250,000	43,249,087
Noble Energy, Inc.	0.694	8/3/20	29,000,000	28,999,541
Nutrien, Ltd. (Canada)	0.444	10/5/20	15,000,000	14,991,970
Nutrien, Ltd. (Canada)	0.451	10/1/20	23,500,000	23,488,506
Nutrien, Ltd. (Canada)	0.501	9/16/20	23,500,000	23,492,330
Nutrien, Ltd. (Canada)	0.450	8/17/20	23,500,000	23,497,781
Nutrien, Ltd. (Canada)	0.520	8/11/20	14,250,000	14,249,020
Plains All American Pipeline LP	0.615	8/6/20	66,000,000	65,997,910
Plains All American Pipeline LP	0.600	8/3/20	17,275,000	17,274,727
Schlumberger Holdings Corp.	0.300	11/2/20	30,000,000	29,973,758
Schlumberger Holdings Corp.	0.431	10/21/20	4,300,000	4,296,846
Schlumberger Holdings Corp.	0.401	10/19/20	21,750,000	21,734,533
Schlumberger Holdings Corp.	2.166	9/14/20	23,750,000	23,741,391
Schlumberger Holdings Corp.	0.420	8/17/20	29,000,000	28,996,481
Schlumberger Holdings Corp.	0.410	8/3/20	43,000,000	42,999,140
Shell International Finance BV (Netherlands)	0.523	6/22/21	48,000,000	47,781,363
Shell International Finance BV (Netherlands)	0.553	6/14/21	48,000,000	47,788,000
Shell International Finance BV (Netherlands)	0.512	5/3/21	38,000,000	37,866,278
Societe Generale SA (France)	0.667	6/2/21	33,000,000	33,000,000
Societe Generale SA (France)	0.657	6/8/21	29,000,000	29,000,000
Societe Generale SA (France)	0.650	6/14/21	49,000,000	49,000,000
Southern Co. Gas Capital Corp.	0.450	8/27/20	34,000,000	33,994,900
Suncor Energy, Inc. (Canada)	0.481	10/13/20	29,500,000	29,481,323
Suncor Energy, Inc. (Canada)	0.521	10/7/20	18,250,000	18,239,796
Suncor Energy, Inc. (Canada)	0.551	10/6/20	30,000,000	29,983,585
Suncor Energy, Inc. (Canada)	0.701	9/24/20	9,000,000	8,996,315
Suncor Energy, Inc. (Canada)	0.410	9/22/20	10,000,000	9,996,113
Suncor Energy, Inc. (Canada)	0.611	9/21/20	25,000,000	24,990,575
Suncor Energy, Inc. (Canada)	0.701	9/18/20	4,500,000	4,498,444
Suncor Energy, Inc. (Canada)	0.802	9/9/20	10,000,000	9,997,411
Suncor Energy, Inc. (Canada)	0.952	9/4/20	10,000,000	9,997,842
Suncor Energy, Inc. (Canada)	0.921	8/4/20	13,750,000	13,749,710
Syngenta Wilmington, Inc.	0.952	9/25/20	47,000,000	46,925,061
Syngenta Wilmington, Inc.	1.002	9/18/20	87,500,000	87,379,116
Syngenta Wilmington, Inc.	0.951	8/21/20	14,000,000	13,992,977
Total Capital Canada, Ltd. (Canada)	0.552	11/23/20	48,000,000	47,972,707
TransCanada PipeLine USA, Ltd.	0.320	8/25/20	51,000,000	50,993,164
TransCanada PipeLine USA, Ltd.	0.320	8/19/20	12,185,000	12,183,887
TransCanada PipeLine USA, Ltd.	0.300	8/12/20	46,000,000	45,997,378
TransCanada PipeLine USA, Ltd.	0.300	8/11/20	15,000,000	14,999,198
UDR, Inc.	0.210	8/3/20	50,000,000	49,999,209
Walt Disney Co. (The)	0.502	6/15/21	23,250,000	23,152,964
Walt Disney Co. (The)	0.501	12/15/20	40,000,000	39,943,678
Walt Disney Co. (The)	1.923	12/4/20	2,750,000	2,746,593
Walt Disney Co. (The)	1.886	10/1/20	34,000,000	33,982,316

42 Ultra Short Duration Income Fund

		Maturity	Principal
COMMERCIAL PAPER (24.0%)* cont.	Yield (%)	date	amount	Value
Walt Disney Co. (The)	1.103	8/20/20	$7,000,000	$6,999,502
Westpac Banking Corp. (Australia)	1.980	10/19/20	51,500,000	51,500,000
WRKCo., Inc.	0.240	8/13/20	18,750,000	18,748,869
WRKCo., Inc.	0.240	8/5/20	11,000,000	10,999,710
WRKCo., Inc.	0.240	8/3/20	10,000,000	9,999,842
Total commercial paper (cost $3,924,343,544)				$3,925,142,017

	Principal
ASSET-BACKED SECURITIES (7.2%)*	amount	Value
1Sharpe Mortgage Trust 144A FRB Ser. 20-1, Class NOTE,
(BBA LIBOR USD 3 Month + 0.00%), 3.15%, 7/25/24	$36,163,000	$36,163,000
Ally Auto Receivables Trust
Ser. 19-1, Class A2, 2.85%, 3/15/22	1,628,089	1,631,551
Ser. 17-2, Class 2, 2.10%, 3/15/22	7,968,071	7,990,521
American Express Credit Account Master Trust Ser. 19-3,
Class A, 2.00%, 4/15/25	58,000,000	60,086,492
Bank of America Credit Card Trust Ser. 18-A1, Class A1,
2.70%, 7/17/23	17,690,000	17,916,379
Bank of The West Auto Trust 144A
Ser. 18-1, Class A3, 3.43%, 12/15/22	11,352,840	11,510,682
Ser. 19-1, Class A3, 2.43%, 4/15/24	18,171,000	18,533,384
Ser. 19-1, Class A2, 2.40%, 10/17/22	1,860,401	1,863,158
BMW Vehicle Owner Trust Ser. 20-A, Class A2,
0.39%, 2/27/23	7,250,000	7,252,134
Canadian Pacer Auto Receivables Trust 144A Ser. 20-1A,
Class A2A, 1.77%, 11/21/22 (Canada)	18,771,822	18,900,847
Capital One Multi-Asset Execution Trust
Ser. 17-A4, Class A4, 1.99%, 7/17/23	20,000,000	20,039,982
FRB Ser. 17-A2, Class A2, (1 Month US LIBOR + 0.00%),
0.585%, 1/15/25	14,850,000	14,891,766
CarMax Auto Owner Trust
Ser. 18-1, Class A3, 2.48%, 11/15/22	9,424,000	9,531,949
Ser. 19-3, Class A3, 2.18%, 8/15/24	5,300,000	5,458,592
Ser. 20-1, Class A2, 1.87%, 4/17/23	13,500,000	13,636,523
Ser. 16-3, Class 3, 1.60%, 1/18/22	2,990,360	2,995,424
Ser. 20-3, Class A3, 0.62%, 3/17/25	19,000,000	19,035,891
Discover Card Execution Note Trust Ser. 15-A4, Class A4,
2.19%, 4/17/23	15,366,000	15,422,055
Ford Credit Auto Lease Trust Ser. 19-A, Class A2A,
2.84%, 9/15/21	3,355,539	3,361,727
Ford Credit Auto Owner Trust
Ser. 16-C, Class A4, 1.40%, 2/15/22	9,943,528	9,958,922
Ser. 20-B, Class A2, 0.50%, 2/15/23	14,000,000	13,999,244
FRB Ser. 19-C, Class A2B, (1 Month US LIBOR + 0.19%),
0.365%, 7/15/22	20,352,286	20,338,467
Ford Credit Floorplan Master Owner Trust
Ser. 17-2, Class A1, 2.16%, 9/15/22	33,230,000	33,286,783
FRB Ser. 18-1, Class A2, (1 Month US LIBOR + 0.28%),
0.455%, 5/15/23	5,600,000	5,583,249
GM Financial Automobile Leasing Trust Ser. 20-1,
Class A1, 1.635%, 2/22/21	4,517,153	4,521,978

Ultra Short Duration Income Fund 43

	Principal
ASSET-BACKED SECURITIES (7.2%)* cont.	amount	Value
GM Financial Consumer Automobile Receivables Trust
Ser. 18-4, Class A3, 3.21%, 10/16/23	$29,629,879	$30,409,885
Ser. 18-3, Class A3, 3.02%, 5/16/23	7,732,970	7,876,645
Ser. 18-1, Class A3, 2.32%, 7/18/22	7,331,184	7,386,432
Golden Credit Card Trust 144A
Ser. 18-4A, Class A, 3.44%, 10/15/25	1,250,000	1,353,014
Ser. 18-1A, Class A, 2.62%, 1/15/23	69,002,000	69,695,318
FRB Ser. 19-1A, Class A, (1 Month US LIBOR + 0.45%),
0.625%, 12/15/22	7,355,000	7,363,488
Honda Auto Receivables Owner Trust
Ser. 18-3, Class A3, 2.95%, 8/22/22	6,912,377	7,024,372
Ser. 17-1, Class A4, 2.05%, 6/21/23	12,138,000	12,157,864
Ser. 19-3, Class A2, 1.90%, 4/15/22	13,083,324	13,170,879
Ser. 19-4, Class A2, 1.86%, 6/20/22	32,000,000	32,229,952
Ser. 20-2, Class A3, 0.82%, 7/15/24	12,500,000	12,618,875
Hyundai Auto Receivables Trust
Ser. 16-B, Class D, 2.68%, 9/15/23	5,490,000	5,556,895
Ser. 17-A, Class A, 2.09%, 4/17/23	7,729,000	7,765,071
Ser. 16-B, Class A4, 1.45%, 11/15/22	4,946,005	4,951,941
Ser. 20-B, Class A2, 0.38%, 3/15/23	15,000,000	15,008,925
Mello Warehouse Securitization Trust 144A
FRB Ser. 18-W1, Class A, (1 Month US LIBOR + 0.85%),
1.022%, 11/25/51	13,368,667	13,351,956
FRB Ser. 19-1, Class A, (1 Month US LIBOR + 0.80%),
0.972%, 6/25/52	21,799,000	21,581,010
Mercedes-Benz Auto Receivables Trust Ser. 19-1,
Class A3, 1.94%, 3/15/24	34,000,000	34,839,086
Mortgage Repurchase Agreement Financing Trust FRB
Ser. 20-4, Class A1, zero %, 4/23/23	19,594,000	19,594,000
Mortgage Repurchase Agreement Financing Trust 144A
FRB Ser. 20-2, Class A1, (1 Month US LIBOR + 1.75%),
1.938%, 5/30/22	30,000,000	30,000,000
MRA Issuance Trust 144A FRB Ser. 20-2, Class A, (1 Month
US LIBOR + 1.15%), 2.19%, 10/22/20	21,602,261	21,809,643
Nissan Auto Receivables Owner Trust
Ser. 19-B, Class A3, 2.50%, 11/15/23	25,000,000	25,733,663
Ser. 17-C, Class A3, 2.12%, 4/18/22	5,113,573	5,142,941
Ser. 17-A, Class A4, 2.11%, 5/15/23	22,300,000	22,468,505
Ser. 17-B, Class A4, 1.95%, 10/16/23	18,120,000	18,323,718
Ser. 19-C, Class A3, 1.93%, 7/15/24	20,500,000	21,082,713
Santander Retail Auto Lease Trust 144A
Ser. 20-A, Class A1, 1.657%, 2/22/21	1,388,216	1,388,856
Securitized Term Auto Receivables Trust 144A
Ser. 18-1A, Class A3, 3.068%, 1/25/22 (Canada)	10,230,679	10,309,156
Ser. 19-1A, Class A3, 2.986%, 2/27/23 (Canada)	10,100,000	10,288,304
Station Place Securitization Trust 144A
FRB Ser. 20-6, Class A, (1 Month US LIBOR + 0.83%),
1.929%, 9/7/21	39,975,000	39,975,000
FRB Ser. 20-WL1, Class A, (1 Month US LIBOR + 0.65%),
1.334%, 6/25/51	38,593,000	38,593,000

44 Ultra Short Duration Income Fund

	Principal
ASSET-BACKED SECURITIES (7.2%)* cont.	amount	Value
Station Place Securitization Trust 144A
FRB Ser. 20-2, Class A, (1 Month US LIBOR + 0.83%),
1.002%, 3/26/21	$49,174,000	$49,174,000
FRB Ser. 19-11, Class A, (1 Month US LIBOR + 0.75%),
0.929%, 10/24/20	38,829,000	38,829,000
FRB Ser. 19-7, Class A, (1 Month US LIBOR + 0.70%),
0.879%, 9/24/20	19,288,000	19,288,000
Towd Point Asset Trust 144A FRB Ser. 18-SL1,
Class A, (1 Month US LIBOR + 0.60%), 0.772%, 1/25/46	1,925,317	1,896,920
Toyota Auto Receivables Owner Trust
Ser. 19-B, Class A2A, 2.59%, 2/15/22	7,109,780	7,151,706
Ser. 17-C, Class A4, 1.98%, 12/15/22	1,775,000	1,794,892
Ser. 20-B, Class A3, 1.36%, 8/15/24	35,000,000	35,644,805
Ser. 20-C, Class A2, 0.36%, 2/15/23	17,000,000	16,996,600
USAA Auto Owner Trust Ser. 19-1, Class A2,
2.26%, 2/15/22	3,912,447	3,926,750
Volkswagen Auto Loan Enhanced Trust Ser. 20-1,
Class A3, 0.98%, 11/20/24	10,000,000	10,008,006
World Omni Auto Receivables Trust
Ser. 18-C, Class A3, 3.13%, 11/15/23	34,056,288	34,778,285
Ser. 18-A, Class A, 2.50%, 4/17/23	3,599,984	3,648,023
Ser. 16-B, Class A4, 1.48%, 11/15/22	10,855,000	10,887,567
Total asset-backed securities (cost $1,171,375,744)		$1,176,986,361

	Principal
MORTGAGE-BACKED SECURITIES (5.9%)*	amount	Value
Agency collateralized mortgage obligations (—%)
Federal Home Loan Mortgage Corporation
REMICs Ser. 1619, Class PZ, 6.50%, 11/15/23	$27,637	$29,334
REMICs Ser. 3724, Class CM, 5.50%, 6/15/37	106,039	120,330
REMICs Ser. 3316, Class CD, 5.50%, 5/15/37	37,803	43,526
REMICs Ser. 3539, Class PM, 4.50%, 5/15/37	11,027	11,927
REMICs Ser. 3611, PO, zero %, 7/15/34	34,432	32,996
Federal National Mortgage Association
REMICs Ser. 08-8, Class PA, 5.00%, 2/25/38	6,090	6,220
REMICs Ser. 11-60, Class PA, 4.00%, 10/25/39	7,395	8,015
REMICs Ser. 03-43, Class YA, 4.00%, 3/25/33	51,868	52,806
REMICs Ser. 10-43, Class KG, 3.00%, 1/25/21	133	134
REMICs Ser. 10-81, Class AP, 2.50%, 7/25/40	44,309	45,147
REMICs FRB Ser. 10-90, Class GF, (1 Month US LIBOR
+ 0.50%), 0.672%, 8/25/40	490,080	493,165
REMICs FRB Ser. 06-74, Class FL, (1 Month US LIBOR
+ 0.35%), 0.522%, 8/25/36	237,636	236,806
REMICs FRB Ser. 05-63, Class FC, (1 Month US LIBOR
+ 0.25%), 0.422%, 10/25/31	487,830	486,719
REMICs Ser. 92-96, Class B, PO, zero %, 5/25/22	33	33
Government National Mortgage Association Ser. 09-32,
Class AB, 4.00%, 5/16/39	10,996	12,096
		1,579,254

Ultra Short Duration Income Fund 45

	Principal
MORTGAGE-BACKED SECURITIES (5.9%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) (5.9%)
Ameriquest Mortgage Securities, Inc. Asset-Backed
Pass-Through Certificates
FRB Ser. 05-R8, Class M2, (1 Month US LIBOR + 0.74%),
0.907%, 10/25/35	$2,386,913	$2,386,913
FRB Ser. 05-R7, Class M2, (1 Month US LIBOR + 0.50%),
0.672%, 9/25/35	1,424,081	1,418,244
Angel Oak Mortgage Trust I, LLC 144A
FRB Ser. 18-3, Class A1, 3.649%, 9/25/48 W	9,801,890	9,988,471
Ser. 19-4, Class A1, 2.993%, 7/26/49 W	14,450,377	14,594,881
FRB Ser. 17-2, Class A1, 2.478%, 7/25/47 W	3,328,203	3,312,893
Argent Securities, Inc. Asset-Backed Pass-Through
Certificates FRB Ser. 04-W8, Class A2, (1 Month
US LIBOR + 0.96%), 1.132%, 5/25/34	1,187,495	1,188,588
Arroyo Mortgage Trust 144A Ser. 19-3, Class A1,
2.962%, 10/25/48 W	17,917,703	18,323,302
Banc of America Funding Trust 144A FRB Ser. 15-R4,
Class 6A1, (1 Month US LIBOR + 0.14%), 0.325%, 8/27/36	279,808	278,409
Bear Stearns Asset Backed Securities I Trust
FRB Ser. 05-TC2, Class M2, (1 Month US LIBOR
+ 1.01%), 1.177%, 8/25/35	2,060,628	2,050,785
FRB Ser. 07-HE7, Class 1A1, (1 Month US LIBOR
+ 1.00%), 1.172%, 10/25/37	4,966,684	4,821,154
FRB Ser. 05-TC1, Class M1, (1 Month US LIBOR
+ 0.66%), 0.832%, 5/25/35	583,346	583,346
Bellemeade Re, Ltd. 144A FRB Ser. 18-1A, Class M1B,
(1 Month US LIBOR + 1.60%), 1.772%, 4/25/28 (Bermuda)	6,347,194	6,190,206
BRAVO Residential Funding Trust 144A
Ser. 19-1, Class A1C, 3.50%, 3/25/58	8,908,422	9,162,888
Ser. 19-NQM2, Class A1, 2.748%, 11/25/59 W	21,987,333	21,905,980
Ser. 19-NQM1, Class A1, 2.666%, 7/25/59 W	14,001,475	14,254,886
Bunker Hill Loan Depositary Trust 144A FRB Ser. 19-1,
Class A1, 3.77%, 10/26/48	9,596,723	9,644,707
Carrington Mortgage Loan Trust FRB Ser. 06-RFC1,
Class A4, (1 Month US LIBOR + 0.24%), 0.412%, 3/25/36	7,555,340	6,685,709
CIT Mortgage Loan Trust 144A FRB Ser. 07-1, Class 2A3,
(1 Month US LIBOR + 1.45%), 1.622%, 10/25/37	2,559,544	2,494,829
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 06-WFH1,
Class M4, (1 Month US LIBOR + 0.75%), 0.922%, 1/25/36	2,584,000	2,547,627
COLT Funding, LLC 144A Ser. 19-4, Class A1,
2.579%, 11/25/49 W	12,016,156	12,100,272
COLT Mortgage Loan Trust 144A
Ser. 18-4, Class A1, 4.006%, 12/28/48 W	4,261,089	4,326,614
FRB Ser. 19-1, Class A1, 3.705%, 3/25/49 W	1,477,907	1,515,478
Ser. 18-2, Class A1, 3.47%, 7/27/48 W	3,182,784	3,230,526
FRB Ser. 20-1, Class A1, 2.488%, 2/25/50 W	14,759,820	15,042,397
Countrywide Alternative Loan Trust FRB Ser. 04-J5,
Class M1, (1 Month US LIBOR + 0.90%), 1.072%, 8/25/34	2,850,965	2,850,965
Countrywide Asset-Backed Certificates FRB
Ser. 06-BC1, Class M1, (1 Month US LIBOR + 0.35%),
0.522%, 4/25/36	639,437	637,955

46 Ultra Short Duration Income Fund

	Principal
MORTGAGE-BACKED SECURITIES (5.9%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Countrywide Asset-Backed Certificates Trust FRB
Ser. 05-BC4, Class M6, (1 Month US LIBOR + 1.05%),
1.222%, 8/25/35	$861,322	$853,634
Credit Suisse Mortgage Capital Certificates 144A FRB
Ser. 20-SPT1, Class A1, 1.70%, 4/25/65	16,264,000	16,263,883
Credit Suisse Mortgage Trust 144A Ser. 20-AFC1,
Class A1, 2.24%, 2/25/50 W	9,602,611	9,763,716
CSMC Trust 144A
Ser. 15-2R, Class 7A3, 3.119%, 8/27/36 W	6,472,351	6,487,653
Ser. 19-NQM1, Class A1, 2.656%, 10/25/59	15,140,908	15,378,345
CWABS Asset-Backed Certificates Trust
FRB Ser. 04-10, Class MV3, (1 Month US LIBOR
+ 1.13%), 1.297%, 12/25/34	6,723,723	6,634,012
FRB Ser. 05-3, Class MV5, (1 Month US LIBOR + 1.01%),
1.177%, 8/25/35	1,768,269	1,742,169
FRB Ser. 05-4, Class MV4, (1 Month US LIBOR + 0.96%),
1.132%, 10/25/35	1,986,737	2,016,538
FRB Ser. 04-AB2, Class M2, (1 Month US LIBOR
+ 0.86%), 1.027%, 5/25/36	1,402,421	1,402,421
Deephaven Residential Mortgage Trust 144A
Ser. 19-2A, Class A1, 3.558%, 4/25/59 W	8,846,610	8,581,212
Ser. 18-1A, Class A1, 2.976%, 12/25/57 W	7,348,446	7,422,542
Ser. 19-3A, Class A1, 2.964%, 7/25/59 W	6,742,072	6,844,626
Ser. 19-4A, Class A1, 2.791%, 10/25/59 W	6,112,142	6,157,984
FRB Ser. 17-3A, Class A1, 2.577%, 10/25/47 W	741,860	741,860
Ellington Financial Mortgage Trust 144A
Ser. 19-1, Class A1, 2.934%, 6/25/59 W	7,425,260	7,499,512
Ser. 19-2, Class A1, 2.739%, 11/25/59 W	12,652,518	12,605,704
FRB Ser. 18-1, Class AFLA, (1 Month US LIBOR + 0.75%),
0.922%, 10/25/58	5,522,379	5,515,752
Ellington Loan Acquisition Trust 144A FRB Ser. 07-1,
Class A2C, (1 Month US LIBOR + 1.25%), 1.422%, 5/25/37	886,330	868,604
EquiFirst Mortgage Loan Trust FRB Ser. 05-1, Class M3,
(1 Month US LIBOR + 0.72%), 0.892%, 4/25/35	2,837,403	2,836,466
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN
Ser. 14-HQ3, Class M3, (1 Month US LIBOR + 4.75%),
4.922%, 10/25/24	5,132,106	5,252,249
Structured Agency Credit Risk Debt FRN
Ser. 14-DN4, Class M3, (1 Month US LIBOR + 4.55%),
4.722%, 10/25/24	13,799,568	14,003,483
Structured Agency Credit Risk Debt FRN
Ser. 15-DN1, Class M3, (1 Month US LIBOR + 4.15%),
4.322%, 1/25/25	1,072,939	1,084,823
Structured Agency Credit Risk Debt FRN
Ser. 14-HQ1, Class M3, (1 Month US LIBOR + 4.10%),
4.272%, 8/25/24	3,941,602	3,961,310
Structured Agency Credit Risk Debt FRN
Ser. 14-DN3, Class M3, (1 Month US LIBOR + 4.00%),
4.172%, 8/25/24	10,121,336	10,176,391

Ultra Short Duration Income Fund 47

	Principal
MORTGAGE-BACKED SECURITIES (5.9%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN
Ser. 15-DNA2, Class M3, (1 Month US LIBOR + 3.90%),
4.072%, 12/25/27	$3,534,524	$3,573,598
Structured Agency Credit Risk Debt FRN
Ser. 16-DNA4, Class M3, (1 Month US LIBOR + 3.80%),
3.972%, 3/25/29	4,114,266	4,183,442
Structured Agency Credit Risk Debt FRN
Ser. 15-HQ1, Class M3, (1 Month US LIBOR + 3.80%),
3.972%, 3/25/25	11,145,474	11,263,169
Structured Agency Credit Risk Debt FRN
Ser. 17-DNA1, Class M2, (1 Month US LIBOR + 3.25%),
3.422%, 7/25/29	25,977,848	26,015,371
Structured Agency Credit Risk Debt FRN
Ser. 15-DNA3, Class M2, (1 Month US LIBOR + 2.85%),
3.022%, 4/25/28	1,087,765	1,088,324
Structured Agency Credit Risk Debt FRN
Ser. 17-HQA3, Class M2, (1 Month US LIBOR + 2.35%),
2.522%, 4/25/30	4,510,578	4,362,379
Structured Agency Credit Risk Debt FRN
Ser. 14-HQ2, Class M2, (1 Month US LIBOR + 2.20%),
2.372%, 9/25/24	2,687,405	2,690,764
Structured Agency Credit Risk Debt FRN
Ser. 14-DN1, Class M2, (1 Month US LIBOR + 2.20%),
2.372%, 2/25/24	2,034,119	2,014,545
Structured Agency Credit Risk Debt FRN
Ser. 15-HQ2, Class M2, (1 Month US LIBOR + 1.95%),
2.122%, 5/25/25	2,786,240	2,789,288
Structured Agency Credit Risk Debt FRN
Ser. 15-DNA1, Class M2, (1 Month US LIBOR + 1.85%),
2.022%, 10/25/27	2,364,439	2,370,351
Structured Agency Credit Risk Debt FRN
Ser. 16-HQA3, Class M2, (1 Month US LIBOR + 1.35%),
1.522%, 3/25/29	100,685	100,685
Structured Agency Credit Risk Debt FRN
Ser. 16-HQA4, Class M2, (1 Month US LIBOR + 1.30%),
1.472%, 4/25/29	54,384	54,346
Structured Agency Credit Risk Debt FRN Ser. 17-HQA2,
Class M2AS, (1 Month US LIBOR + 1.05%),
1.222%, 12/25/29	25,687,612	24,671,364
Structured Agency Credit Risk Debt FRN
Ser. 17-DNA3, Class M1, (1 Month US LIBOR + 0.75%),
0.922%, 3/25/30	250,344	250,032
Structured Agency Credit Risk Debt FRN Ser. 17-DNA3,
Class M2AR, (1 Month US LIBOR + 0.75%),
0.922%, 3/25/30	13,169,500	12,982,157
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust REMICs FRB
Ser. 20-HQA3, Class M1, (1 Month US LIBOR + 0.00%),
1.726%, 7/25/50	4,700,000	4,703,671
Structured Agency Credit Risk Trust FRB
Ser. 18-HRP2, Class M2, (1 Month US LIBOR + 1.25%),
1.422%, 2/25/47	5,134,207	5,019,240

48 Ultra Short Duration Income Fund

	Principal
MORTGAGE-BACKED SECURITIES (5.9%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust FRB Ser. 18-HRP2,
Class M3AS, (1 Month US LIBOR + 1.00%),
1.172%, 2/25/47	$14,000,000	$13,557,344
Structured Agency Credit Risk Trust FRB
Ser. 18-DNA2, Class M1, (1 Month US LIBOR + 0.80%),
0.972%, 12/25/30	187,187	187,019
Structured Agency Credit Risk Trust FRB
Ser. 18-HQA2, Class M1, (1 Month US LIBOR + 0.75%),
0.922%, 10/25/48	49,225	49,154
Structured Agency Credit Risk Trust FRB
Ser. 18-DNA3, Class M1, (1 Month US LIBOR + 0.75%),
0.922%, 9/25/48	4,263	4,263
Federal National Mortgage Association
Connecticut Avenue Securities FRB
Ser. 16-C01, Class 1M2, (1 Month US LIBOR + 6.75%),
6.922%, 8/25/28	12,016,180	12,496,827
Connecticut Avenue Securities FRB
Ser. 16-C02, Class 1M2, (1 Month US LIBOR + 6.00%),
6.172%, 9/25/28	21,329,169	22,070,601
Connecticut Avenue Securities FRB
Ser. 15-C03, Class 2M2, (1 Month US LIBOR + 5.00%),
5.172%, 7/25/25	4,966,350	5,051,271
Connecticut Avenue Securities FRB
Ser. 15-C01, Class 2M2, (1 Month US LIBOR + 4.55%),
4.722%, 2/25/25	13,989,626	14,196,583
Connecticut Avenue Securities FRB
Ser. 16-C04, Class 1M2, (1 Month US LIBOR + 4.25%),
4.422%, 1/25/29	3,486,897	3,547,098
Connecticut Avenue Securities FRB
Ser. 16-C04, Class 1M2A, (1 Month US LIBOR + 4.25%),
4.422%, 1/25/29	3,331,241	3,357,970
Connecticut Avenue Securities FRB
Ser. 15-C02, Class 2M2, (1 Month US LIBOR + 4.00%),
4.172%, 5/25/25	7,152,022	7,322,973
Connecticut Avenue Securities FRB
Ser. 14-C03, Class 2M2, (1 Month US LIBOR + 2.90%),
3.072%, 7/25/24	7,007,281	6,168,321
Connecticut Avenue Securities FRB
Ser. 14-C02, Class 2M2, (1 Month US LIBOR + 2.60%),
2.772%, 5/25/24	1,981,152	1,743,831
Connecticut Avenue Securities FRB
Ser. 17-C03, Class 1M1, (1 Month US LIBOR + 0.95%),
1.122%, 10/25/29	72,941	72,934
First Franklin Mortgage Loan Trust
FRB Ser. 04-FFH4, Class M5, (1 Month US LIBOR
+ 1.58%), 1.747%, 1/25/35	287,992	289,432
FRB Ser. 04-FF7, Class M1, (1 Month US LIBOR
+ 0.87%), 1.042%, 9/25/34	1,347,776	1,272,290
FRB Ser. 05-FFH3, Class M2, (1 Month US LIBOR
+ 0.80%), 0.967%, 9/25/35	1,142,780	1,136,852

Ultra Short Duration Income Fund 49

	Principal
MORTGAGE-BACKED SECURITIES (5.9%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
First Franklin Mortgage Loan Trust
FRB Ser. 05-FFH4, Class M1, (1 Month US LIBOR
+ 0.48%), 0.652%, 12/25/35	$4,199,895	$4,199,895
FRB Ser. 05-FF12, Class M1, (1 Month US LIBOR
+ 0.45%), 0.622%, 11/25/36	832,822	819,330
FWD Securitization Trust 144A
Ser. 19-INV1, Class A1, 2.81%, 6/25/49 W	8,396,768	8,527,766
FRB Ser. 20-INV1, Class A1, 2.28%, 1/25/50 W	6,667,690	6,709,696
Galton Funding Mortgage Trust 144A
Ser. 18-2, Class A41, 4.50%, 10/25/58 W	8,671,102	8,874,533
Ser. 19-2, Class A22, 3.50%, 6/25/59 W	19,463,012	19,881,315
Ser. 18-1, Class A43, 3.50%, 11/25/57 W	2,792,933	2,765,334
Ser. 19-H1, Class A1, 2.657%, 10/25/59 W	8,398,641	8,598,125
GCAT Trust 144A
Ser. 19-NQM2, Class A1, 2.855%, 9/25/59	20,464,274	20,687,044
Ser. 19-NQM3, Class A1, 2.686%, 11/25/59 W	10,124,930	10,282,359
GCAT, LLC 144A Ser. 19-NQM1, Class A1, 2.985%, 2/25/59	17,502,822	17,716,637
GE-WMC Asset-Backed Pass-Through Certificates
FRB Ser. 05-2, Class A1, (1 Month US LIBOR + 0.45%),
0.622%, 12/25/35	696,852	696,764
GSAA Home Equity Trust
FRB Ser. 05-8, Class A3, (1 Month US LIBOR + 0.43%),
0.602%, 6/25/35	5,174,959	5,174,959
FRB Ser. 05-6, Class A3, (1 Month US LIBOR + 0.37%),
0.542%, 6/25/35	86,332	85,900
GSAMP Trust
FRB Ser. 04-AR2, Class M1, (1 Month US LIBOR
+ 0.84%), 1.012%, 8/25/34	121,769	121,744
FRB Ser. 06-HE7, Class A2D, (1 Month US LIBOR
+ 0.23%), 0.402%, 10/25/46	987,668	938,186
Home Re, Ltd. 144A FRB Ser. 18-1, Class M1, (1 Month
US LIBOR + 1.60%), 1.772%, 10/25/28 (Bermuda)	2,462,849	2,422,909
HomeBanc Mortgage Trust FRB Ser. 05-4, Class A1,
(1 Month US LIBOR + 0.27%), 0.442%, 10/25/35	7,685,010	7,444,109
Homeward Opportunities Fund I Trust 144A
Ser. 18-1, Class A1, 3.78%, 6/25/48 W	10,710,499	10,716,645
Ser. 19-2, Class A1, 2.702%, 9/25/59 W	13,716,403	13,871,398
JPMorgan Mortgage Acquisition Trust
FRB Ser. 07-CH1, Class MV2, (1 Month US LIBOR
+ 0.28%), 0.452%, 11/25/36	6,994,414	6,980,683
FRB Ser. 07-CH4, Class A4, (1 Month US LIBOR
+ 0.16%), 0.332%, 1/25/36	1,654,147	1,644,850
JPMorgan Resecuritization Trust 144A Ser. 14-1,
Class 7A1, 3.00%, 6/26/35	4,829,649	4,882,662
Long Beach Mortgage Loan Trust FRB Ser. 04-1,
Class M1, (1 Month US LIBOR + 0.75%), 0.922%, 2/25/34	532,919	516,765
MASTR Asset-Backed Securities Trust FRB Ser. 06-FRE1,
Class A4, (1 Month US LIBOR + 0.58%), 0.752%, 12/25/35	1,174,727	1,138,931
Merrill Lynch Mortgage Investors Trust FRB Ser. 05-AR1,
Class M1, (1 Month US LIBOR + 0.75%), 0.922%, 6/25/36	937,280	933,546

50 Ultra Short Duration Income Fund

	Principal
MORTGAGE-BACKED SECURITIES (5.9%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
New Century Home Equity Loan Trust FRB Ser. 05-3,
Class M3, (1 Month US LIBOR + 0.77%), 0.937%, 7/25/35	$2,171,010	$2,152,253
New Residential Mortgage Loan Trust 144A
Ser. 19-NQM4, Class A1, 2.492%, 9/25/59 W	10,451,459	10,550,747
Ser. 20-NQM1, Class A1, 2.464%, 1/26/60 W	5,243,744	5,362,252
FRB Ser. 18-4A, Class 4A, (1 Month US LIBOR + 0.75%),
0.922%, 1/25/48	6,522,099	6,428,576
Nomura Home Equity Loan, Inc./Home Equity Loan
Trust FRB Ser. 05-FM1, Class M2, (1 Month US LIBOR
+ 0.49%), 0.662%, 5/25/35	1,586,233	1,528,113
Nomura Resecuritization Trust 144A FRB
Ser. 15-8R, Class 4A1, (1 Month US LIBOR + 2.00%),
3.504%, 11/25/47	1,741,698	1,731,069
Opteum Mortgage Acceptance Corp. Asset-Backed
Pass-Through Certificates FRB Ser. 05-3, Class M1,
(1 Month US LIBOR + 0.46%), 0.632%, 7/25/35	8,946,435	8,845,326
Park Place Securities, Inc. Asset-Backed Pass-Through
Certificates FRB Ser. 04-WHQ2, Class M3, (1 Month
US LIBOR + 1.04%), 1.207%, 2/25/35	3,051,115	3,040,917
Popular ABS Mortgage Pass-Through Trust FRB
Ser. 05-A, Class M1, (1 Month US LIBOR + 0.43%),
0.602%, 6/25/35	60,924	60,720
Residential Asset Mortgage Products Trust
FRB Ser. 05-RS1, Class MII1, (1 Month US LIBOR
+ 0.83%), 0.997%, 1/25/35	258,040	258,969
FRB Ser. 05-RS6, Class M3, (1 Month US LIBOR
+ 0.80%), 0.967%, 6/25/35	1,846,632	1,836,730
FRB Ser. 05-RS2, Class M4, (1 Month US LIBOR
+ 0.72%), 0.892%, 2/25/35	3,522,579	3,513,197
Residential Asset Securities Corp., Trust
FRB Ser. 04-KS10, Class M1, (1 Month US LIBOR
+ 0.90%), 1.072%, 11/25/34	5,462,680	5,119,058
FRB Ser. 04-KS12, Class M1, (1 Month US LIBOR
+ 0.80%), 0.967%, 1/25/35	978,261	955,824
FRB Ser. 05-KS12, Class M1, (1 Month US LIBOR
+ 0.44%), 0.612%, 1/25/36	38,929	38,884
FRB Ser. 05-KS11, Class M1, (1 Month US LIBOR
+ 0.40%), 0.572%, 12/25/35	108,053	108,052
FRB Ser. 06-KS7, Class A4, (1 Month US LIBOR + 0.24%),
0.412%, 9/25/36	680,698	661,818
Residential Mortgage Loan Trust 144A Ser. 19-3,
Class A1, 2.633%, 9/25/59 W	14,071,622	14,298,761
Securitized Asset Backed Receivables, LLC Trust FRB
Ser. 06-CB1, Class AV1, (1 Month US LIBOR + 0.48%),
0.652%, 1/25/36	9,084,490	8,963,505
SG Residential Mortgage Trust 144A
FRB Ser. 18-1, Class A1, 3.425%, 4/27/48 W	1,662,752	1,659,720
Ser. 19-3, Class A1, 2.703%, 9/25/59 W	2,051,924	2,069,581
Soundview Home Loan Trust FRB Ser. 06-2, Class M1,
(1 Month US LIBOR + 0.33%), 0.502%, 3/25/36	980,851	975,828

Ultra Short Duration Income Fund 51

	Principal
MORTGAGE-BACKED SECURITIES (5.9%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Spruce Hill Mortgage Loan Trust 144A Ser. 19-SH1,
Class A1, 3.368%, 4/29/49 W	$12,134,397	$12,201,136
Starwood Mortgage Residential Trust 144A
FRB Ser. 18-IMC2, Class A1, 4.121%, 10/25/48 W	13,532,236	13,919,529
Ser. 18-IMC1, Class A1, 3.793%, 3/25/48 W	11,526,798	11,560,616
Ser. 19-1, Class A1, 2.868%, 6/25/49 W	20,375,276	20,460,558
Ser. 19-INV1, Class A1, 2.61%, 9/27/49 W	12,050,859	12,125,062
Structured Asset Investment Loan Trust
FRB Ser. 04-7, Class A7, (1 Month US LIBOR + 0.84%),
1.012%, 8/25/34	1,633,169	1,622,231
FRB Ser. 05-HE3, Class M1, (1 Month US LIBOR
+ 0.72%), 0.892%, 9/25/35	6,995,649	6,923,262
FRB Ser. 05-HE1, Class M1, (1 Month US LIBOR
+ 0.47%), 0.642%, 7/25/35	350,116	349,554
Structured Asset Investment Loan Trust 144A FRB
Ser. 05-1, Class M2, (1 Month US LIBOR + 0.72%),
0.892%, 2/25/35	2,097,612	2,056,823
Structured Asset Securities Corp Mortgage Loan Trust
FRB Ser. 06-OPT1, Class A5, (1 Month US LIBOR
+ 0.26%), 0.432%, 4/25/36	1,586,191	1,562,398
FRB Ser. 06-NC1, Class A4, (1 Month US LIBOR
+ 0.15%), 0.322%, 5/25/36	65,210	65,025
Structured Asset Securities Corp. FRB Ser. 05-WF1,
Class M1, (1 Month US LIBOR + 0.66%), 0.832%, 2/25/35	3,947,125	3,908,079
Structured Asset Securities Corp. Mortgage Loan Trust
144A FRB Ser. 06-GEL3, Class A3, (1 Month US LIBOR
+ 0.30%), 0.472%, 7/25/36	1,739,810	1,731,087
Towd Point HE Trust 144A FRB Ser. 19-HE1, Class A1,
(1 Month US LIBOR + 0.90%), 1.072%, 4/25/48	8,321,120	8,203,537
Towd Point Mortgage Trust 144A
FRB Ser. 19-HY2, Class A1, (1 Month US LIBOR
+ 1.00%), 1.172%, 5/25/58	1,546,447	1,541,076
FRB Ser. 19-HY1, Class A1, (1 Month US LIBOR
+ 1.00%), 1.172%, 10/25/48	12,704,878	12,693,621
Verus Securitization Trust 144A
Ser. 2, Class A1, 3.635%, 6/1/58 W	13,433,116	13,593,513
Ser. 19-2, Class A1, 3.211%, 5/25/59 W	17,644,182	17,997,226
Ser. 19-INV2, Class A1, 2.913%, 7/25/59 W	16,836,012	17,134,849
Ser. 19-3, Class A1, 2.784%, 7/25/59	12,834,187	13,092,421
Ser. 19-INV3, Class A1, 2.692%, 11/25/59 W	9,578,564	9,706,547
Ser. 20-1, Class A1, 2.417%, 1/25/60	7,839,096	7,955,479
Wells Fargo Home Equity Asset-Backed Securities Trust
FRB Ser. 05-3, Class M6, (1 Month US LIBOR + 1.01%),
1.177%, 11/25/35	1,585,000	1,547,714
		965,033,731
Total mortgage-backed securities (cost $975,726,266)		$966,612,985

52 Ultra Short Duration Income Fund

		Maturity	Principal
CERTIFICATES OF DEPOSIT (4.9%)*	Yield (%)	date	amount	Value
Bank of Montreal/Chicago, IL FRN (Canada)	0.340	3/2/21	$29,500,000	$29,506,117
BNP Paribas SA/New York, NY FRN (France)	0.412	8/3/20	47,000,000	47,001,039
Canadian Imperial Bank of Commerce/New
York, NY FRN	0.500	10/9/20	38,000,000	38,017,147
Canadian Imperial Bank of Commerce/New
York, NY FRN	0.460	9/30/20	80,000,000	80,027,858
Canadian Imperial Bank of Commerce/New
York, NY FRN	0.340	3/3/21	24,250,000	24,254,767
Cooperatieve Rabobank UA/NY FRN (Netherlands)	0.599	6/17/21	32,500,000	32,559,411
Cooperatieve Rabobank UA/NY FRN (Netherlands)	0.597	9/24/21	28,500,000	28,516,206
Credit Suisse AG/New York, NY FRN	0.420	1/15/21	46,000,000	46,032,591
Goldman Sachs Bank USA/New York, NY FRN	0.493	12/10/20	36,000,000	36,036,656
Morgan Stanley Bank, NA	2.100	12/2/21	47,000,000	48,122,924
Natixis SA/New York, NY FRN (France)	0.520	12/11/20	51,250,000	51,308,083
Nordea Bank ABP/New York, NY FRN	0.725	2/12/21	28,000,000	28,036,901
Nordea Bank ABP/New York, NY FRN	0.701	11/19/21	57,000,000	57,124,773
Nordea Bank ABP/New York, NY FRN	0.615	2/12/21	35,000,000	35,025,559
Standard Chartered Bank/New York FRN	0.781	11/6/20	52,000,000	52,037,185
Sumitomo Mitsui Banking Corp./New York FRN (Japan)	0.911	11/5/21	38,000,000	38,009,478
Sumitomo Mitsui Banking Corp./New York FRN (Japan)	0.741	5/13/21	28,000,000	28,050,715
Sumitomo Mitsui Banking Corp./New York FRN (Japan)	0.616	7/12/21	27,900,000	27,952,570
Svenska Handelsbanken/New York, NY FRN (Sweden)	0.564	1/6/22	47,000,000	47,006,661
Swedbank AB/New York FRN	0.680	8/24/20	28,500,000	28,505,854
Total certificates of deposit (cost $801,355,015)				$803,132,495

MUTUAL FUNDS (2.2%)*	Shares	Value
Putnam Short Term Investment Fund Class P 0.29% L	365,382,337	$365,382,337
Total mutual funds (cost $365,382,337)		$365,382,337

		Maturity	Principal
ASSET-BACKED COMMERCIAL PAPER (0.7%)*	Yield (%)	date	amount	Value
Arabella Finance, LLC	0.550	8/6/20	$23,500,000	$23,498,708
Arabella Finance, LLC	0.550	8/7/20	22,000,000	21,998,588
Arabella Finance, LLC	0.540	8/20/20	28,000,000	27,994,571
Arabella Finance, LLC	0.500	8/24/20	13,000,000	12,996,906
Arabella Finance, LLC	0.480	8/31/20	14,200,000	14,195,464
Arabella Finance, LLC	0.480	8/27/20	21,800,000	21,794,065
Total asset-backed commercial paper (cost $122,470,818)				$122,478,302

	Principal
U.S. GOVERNMENT AGENCY OBLIGATIONS (0.6%)*	amount	Value
Federal Farm Credit Banks Funding Corp. unsec. FRB	$93,000,000	$93,298,586
Total U.S. government agency obligations (cost $93,000,000)		$93,298,586

Ultra Short Duration Income Fund 53

	Principal
REPURCHASE AGREEMENTS (0.5%)*	amount	Value
Interest in $50,000,000 tri-party term repurchase agreement dated
7/31/20 with BNP Paribas, 0.310% (collateralized by various U.S. Treasury notes, various mortgage backed securities and a U.S. Treasury bond with coupon rates ranging from 1.500% to 7.500% and due dates ranging from
7/15/21 to perpetual maturity, valued at $52,384,992) (France) Ŧ EG	$50,000,000	$50,000,000
Interest in $428,500,000 joint tri-party repurchase agreement dated
7/31/20 with Citigroup Global Markets, Inc. due 8/3/20 — maturity value of
$14,784,111 for an effective yield of 0.090% (collateralized by various mortgage backed securities and various U.S. Treasury bonds with coupon rates ranging from 2.000% to 6.011% and due dates ranging from 9/1/20 to 6/20/70, valued
at $437,070,091)	14,784,000	14,784,000
Interest in $25,000,000 tri-party term repurchase agreement dated
7/31/20 with RBC Capital Markets, LLC, 0.340% (collateralized by various corporate bonds and notes and a U.S. Treasury bill with coupon rates ranging from 0.000% to 3.750% and due dates ranging from 10/29/20 to 6/3/50, valued
at $26,056,819) (Canada) Ŧ EG	25,000,000	25,000,000
Total repurchase agreements (cost $89,784,000)		$89,784,000

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (—%)*	amount	Value
U.S. Government Agency Mortgage Obligations (—%)
Federal Home Loan Mortgage Corporation
Pass-Through Certificates 5.00%, 5/1/21	$16	$16
Federal National Mortgage Association
Pass-Through Certificates
6.00%, 5/1/23	2,696	2,764
5.50%, 11/1/23	255	257
Total U.S. government and agency mortgage obligations (cost $3,204)		$3,037

TOTAL INVESTMENTS
Total investments (cost $16,378,080,204)		$16,400,797,762

Key to holding’s abbreviations

BKNT	Bank Note
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period.
Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GMTN	Global Medium Term Notes
MTN	Medium Term Notes
PO	Principal Only

54 Ultra Short Duration Income Fund

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2019 through July 31, 2020 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $16,376,355,185.

 ∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $62,604,491, or 0.4% of net assets.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

Ŧ Repurchase agreements with a maturity of more than seven days are considered to be illiquid investments.

EG Maturity date of the repurchase agreement is thirty-five days from the purchase date unless both parties agree to roll the transaction. Maturity value of the repurchase agreement will equal the principal amount of the repurchase agreement plus interest.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	68.0%	Spain	1.1%
Canada	6.8	Germany	1.1
United Kingdom	6.2	South Korea	0.8
France	3.9	Switzerland	0.7
Netherlands	3.3	Norway	0.7
Japan	3.0	Other	0.2
Australia	2.4	Total	100.0%
Sweden	1.8

Ultra Short Duration Income Fund 55

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Asset-backed commercial paper	$—	$122,478,302	$—
Asset-backed securities	—	1,176,986,361	—
Certificates of deposit	—	803,132,495	—
Commercial paper	—	3,925,142,017	—
Corporate bonds and notes	—	8,857,977,642	—
Mortgage-backed securities	—	966,612,985	—
Mutual funds	365,382,337	—	—
Repurchase agreements	—	89,784,000	—
U.S. government agency obligations	—	93,298,586	—
U.S. government and agency mortgage obligations	—	3,037	—
Totals by level	$365,382,337	$16,035,415,425	$—

The accompanying notes are an integral part of these financial statements.

56 Ultra Short Duration Income Fund

Statement of assets and liabilities 7/31/20
ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $16,012,697,867)	$16,035,415,425
Affiliated issuers (identified cost $365,382,337) (Notes 1 and 5)	365,382,337
Cash	5,334,085
Interest and other receivables	28,046,453
Receivable for shares of the fund sold	107,447,966
Prepaid assets	560,527
Total assets	16,542,186,793

LIABILITIES
Payable for investments purchased	121,213,792
Payable for shares of the fund repurchased	39,032,392
Payable for compensation of Manager (Note 2)	1,067,191
Payable for custodian fees (Note 2)	172,367
Payable for investor servicing fees (Note 2)	1,654,209
Payable for Trustee compensation and expenses (Note 2)	384,698
Payable for administrative services (Note 2)	58,457
Payable for distribution fees (Note 2)	636,361
Distributions payable to shareholders	490,565
Other accrued expenses	1,121,576
Total liabilities	165,831,608

Net assets	$16,376,355,185

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$16,385,141,239
Total distributable earnings (Note 1)	(8,786,054)
Total — Representing net assets applicable to capital shares outstanding	$16,376,355,185

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value, offering price and redemption price per class A share
($7,373,342,790 divided by 731,589,143 shares)	$10.08
Net asset value and offering price per class B share ($257,804 divided by 25,608 shares)*	$10.07
Net asset value and offering price per class C share ($27,790,202 divided by 2,760,478 shares)*	$10.07
Net asset value and redemption price per class N share
($19,302,546 divided by 1,917,193 shares)	$10.07
Offering price per class N share (100/98.50 of $10.07)**	$10.22
Net asset value, offering price and redemption price per class R share
($5,118,335 divided by 508,448 shares)	$10.07
Net asset value, offering price and redemption price per class R6 share
($92,676,326 divided by 9,182,168 shares)	$10.09
Net asset value, offering price and redemption price per class Y share
($8,857,867,182 divided by 877,949,869 shares)	$10.09

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

** On single retail sales of less than $50,000. On sales of more than $50,000 the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Ultra Short Duration Income Fund 57

Statement of operations Year ended 7/31/20
INVESTMENT INCOME
Interest (including interest income of $461,349 from investments in affiliated issuers) (Note 5)	$357,034,618
Total investment income	357,034,618

EXPENSES
Compensation of Manager (Note 2)	50,543,520
Investor servicing fees (Note 2)	10,493,776
Custodian fees (Note 2)	183,098
Trustee compensation and expenses (Note 2)	769,399
Distribution fees (Note 2)	8,661,526
Administrative services (Note 2)	468,565
Other	3,975,789
Fees waived and reimbursed by Manager (Note 2)	(15,216,844)
Total expenses	59,878,829

Expense reduction (Note 2)	(73,116)
Net expenses	59,805,713

Net investment income	297,228,905

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on:
Securities from unaffiliated issuers (Notes 1 and 3)	(30,651,897)
Total net realized loss	(30,651,897)
Change in net unrealized appreciation on:
Securities from unaffiliated issuers	13,528,394
Total change in net unrealized appreciation	13,528,394

Net loss on investments	(17,123,503)

Net increase in net assets resulting from operations	$280,105,402

The accompanying notes are an integral part of these financial statements.

58 Ultra Short Duration Income Fund

Statement of changes in net assets
INCREASE (DECREASE) IN NET ASSETS	Year ended 7/31/20	Year ended 7/31/19
Operations
Net investment income	$297,228,905	$369,615,085
Net realized loss on investments	(30,651,897)	(357,640)
Change in net unrealized appreciation of investments	13,528,394	4,408,262
Net increase in net assets resulting from operations	280,105,402	373,665,707
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(146,658,777)	(181,734,136)
Class B	(2,458)	(28,016)
Class C	(320,368)	(396,420)
Class M	(21,536)	(69,665)
Class N	(271,300)	(109,148)
Class R	(69,003)	(109,618)
Class R6	(1,634,148)	(2,099,463)
Class Y	(149,079,410)	(184,660,746)
Net realized short-term gain on investments
Class A	—	(562,512)
Class B	—	(161)
Class C	—	(1,621)
Class M	—	(209)
Class N	—	(153)
Class R	—	(396)
Class R6	—	(7,713)
Class Y	—	(608,997)
From net realized long-term gain on investments
Class A	—	(562,512)
Class B	—	(161)
Class C	—	(1,621)
Class M	—	(209)
Class N	—	(153)
Class R	—	(396)
Class R6	—	(7,713)
Class Y	—	(608,997)
Increase (decrease) from capital share transactions (Note 4)	(54,611,578)	5,463,132,016
Total increase (decrease) in net assets	(72,563,176)	5,465,226,987

NET ASSETS
Beginning of year	16,448,918,361	10,983,691,374
End of year	$16,376,355,185	$16,448,918,361

The accompanying notes are an integral part of these financial statements.

Ultra Short Duration Income Fund 59

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
											Ratio	Ratio of net
	Net asset		Net realized								of expenses	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	of period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [d]	(%)
Class A
July 31, 2020	$10.05	.17	.03	.20	(.17)	—	(.17)	$10.08	2.01	$7,373,343.40		1.73	53
July 31, 2019	10.05	.25	—[e]	.25	(.25)	—[e]	(.25)	10.05	2.53	8,257,742.40		2.50	27
July 31, 2018	10.06	.17	(.01)	.16	(.17)	—[e]	(.17)	10.05	1.61	6,002,162.40		1.71	36
July 31, 2017	10.04	.10	.02	.12	(.10)	—	(.10)	10.06	1.17	3,843,494.40		.99	45
July 31, 2016	10.03	.06	.01	.07	(.06)	—[e]	(.06)	10.04	.76	1,926,055.40		.65	51
Class B
July 31, 2020	$10.04	.13	.03	.16	(.13)	—	(.13)	$10.07	1.61	$258.80		1.21	53
July 31, 2019	10.04	.21	—[e]	.21	(.21)	—[e]	(.21)	10.04	2.13	68.80		2.10	27
July 31, 2018	10.04	.13	—[e]	.13	(.13)	—[e]	(.13)	10.04	1.31	1,529.80		1.27	36
July 31, 2017	10.02	.06	.02	.08	(.06)	—	(.06)	10.04	.76	1,751.80		.55	45
July 31, 2016	10.02	.02	—[e]	.02	(.02)	—[e]	(.02)	10.02	.26	2,042	.80[f]	.27[f]	51
Class C
July 31, 2020	$10.04	.13	.03	.16	(.13)	—	(.13)	$10.07	1.61	$27,790.80		1.24	53
July 31, 2019	10.04	.21	—[e]	.21	(.21)	—[e]	(.21)	10.04	2.13	19,754.80		2.10	27
July 31, 2018	10.04	.13	—[e]	.13	(.13)	—[e]	(.13)	10.04	1.31	15,434.80		1.21	36
July 31, 2017	10.02	.06	.02	.08	(.06)	—	(.06)	10.04	.76	24,162.80		.57	45
July 31, 2016	10.02	.02	—[e]	.02	(.02)	—[e]	(.02)	10.02	.26	17,590	.80[f]	.28[f]	51
Class N
July 31, 2020	$10.04	.15	.03	.18	(.15)	—	(.15)	$10.07	1.86	$19,303.55		1.48	53
July 31, 2019 †	10.03	.18	.01	.19	(.18)	—[e]	(.18)	10.04	1.94*	13,070	.42*	1.81*	27
Class R
July 31, 2020	$10.04	.13	.03	.16	(.13)	—	(.13)	$10.07	1.61	$5,118.80		1.30	53
July 31, 2019	10.04	.21	—[e]	.21	(.21)	—[e]	(.21)	10.04	2.13	5,411.80		2.09	27
July 31, 2018	10.05	.13	(.01)	.12	(.13)	—[e]	(.13)	10.04	1.21	5,019.80		1.26	36
July 31, 2017	10.02	.06	.03	.09	(.06)	—	(.06)	10.05	.86	4,178.80		.58	45
July 31, 2016	10.02	.02	—[e]	.02	(.02)	—[e]	(.02)	10.02	.26	2,393	.79[f]	.26[f]	51
Class R6
July 31, 2020	$10.06	.18	.03	.21	(.18)	—	(.18)	$10.09	2.12	$92,676.29		1.80	53
July 31, 2019	10.06	.26	—[e]	.26	(.26)	—[e]	(.26)	10.06	2.64	97,971.29		2.68	27
July 31, 2018	10.07	.18	(.01)	.17	(.18)	—[e]	(.18)	10.06	1.72	3,680.29		1.75	36
July 31, 2017	10.05	.11	.02	.13	(.11)	—	(.11)	10.07	1.27	3,151.29		1.08	45
July 31, 2016	10.04	.07	.01	.08	(.07)	—[e]	(.07)	10.05	.87	2,270.29		.79	51
Class Y
July 31, 2020	$10.06	.18	.03	.21	(.18)	—	(.18)	$10.09	2.11	$8,857,867.30		1.79	53
July 31, 2019	10.06	.26	—[e]	.26	(.26)	—[e]	(.26)	10.06	2.63	8,052,123.30		2.61	27
July 31, 2018	10.07	.18	(.01)	.17	(.18)	—[e]	(.18)	10.06	1.71	4,952,524.30		1.82	36
July 31, 2017	10.05	.11	.02	.13	(.11)	—	(.11)	10.07	1.27	2,925,780.30		1.09	45
July 31, 2016	10.04	.07	.01	.08	(.07)	—[e]	(.07)	10.05	.86	1,381,082.30		.77	51

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

60 Ultra Short Duration Income Fund	Ultra Short Duration Income Fund 61

Financial highlights cont.

* Not annualized

† For the period November 1, 2018 (commencement of operations) to July 31, 2019.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts as a percentage of net assets (Note 2):

	7/31/20	7/31/19	7/31/18	7/31/17	7/31/16
Class A	0.09%	0.14%	0.14%	0.15%	0.15%
Class B	0.09	0.14	0.14	0.15	0.15
Class C	0.09	0.14	0.14	0.15	0.15
Class N	0.09	0.10	N/A	N/A	N/A
Class R	0.09	0.14	0.14	0.15	0.15
Class R6	0.09	0.14	0.14	0.15	0.15
Class Y	0.09	0.14	0.14	0.15	0.15

e Amount represents less than $0.01 per share.

f Reflects a voluntary waiver of certain fund expenses in effect during the period relating to the enhancement of certain annualized net yields for the fund. As a result of such waivers, the expenses reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

7/31/16
Class B	—%‡
Class C	—‡
Class R	0.01

‡ Amount represents less than 0.01% per share.

The accompanying notes are an integral part of these financial statements.

62 Ultra Short Duration Income Fund

Notes to financial statements 7/31/20

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2019 through July 31, 2020.

Putnam Ultra Short Duration Income Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity. The fund invests in a diversified portfolio of fixed income securities comprised of short duration, investment-grade money market and other fixed income securities. The fund’s investments may include obligations of the U.S. government, its agencies and instrumentalities, which are backed by the full faith and credit of the United States (e.g., U.S. Treasury bonds and Ginnie Mae mortgage-backed bonds) or by only the credit of a federal agency or government sponsored entity (e.g., Fannie Mae or Freddie Mac mortgage-backed bonds), domestic corporate debt obligations, taxable municipal debt securities, securitized debt instruments (such as mortgage- and asset backed securities), repurchase agreements, certificates of deposit, bankers acceptances, commercial paper (including asset-backed commercial paper), time deposits, Yankee Eurodollar securities and other money market instruments. The fund may also invest in U.S.-dollar denominated foreign securities of these types. Under normal circumstances, the effective duration of the fund’s portfolio will generally not be greater than one year. Effective duration provides a measure of a fund’s interest-rate sensitivity. The longer a fund’s duration, the more sensitive the fund is to shifts in interest rates. Under normal circumstances, the dollar-weighted average portfolio maturity of the fund is not expected to exceed three and one-half years. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund may also use derivatives, such as futures, options and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B (only in exchange for class B shares of another Putnam fund), class C, class N, class R, class R6 and class Y shares. Effective November 25, 2019, all class M shares were converted to class A shares and are no longer available for purchase. Class A, B, C, R, R6, and Y share classes are sold without a front-end sales charge. Class N shares are sold with an initial sales charge of up to 1.50%. Class A, class N, class R, class R6 and class Y shares also are generally not subject to a contingent deferred sales charge. Class B shares convert to class A shares after approximately eight years after the original purchase date and are subject to a contingent deferred sales charge on certain redemptions. Class C shares obtained in an exchange for class C shares of another Putnam fund, are subject to a one-year 1.00% contingent deferred sales charge on certain redemptions and generally convert to class A shares after approximately ten years. Class R shares are not available to all investors. The expenses for class A, class B, class C, class N and class R shares may differ based on each class’ distribution fee, which is identified in Note 2. Class R6 and class Y shares are generally subject to the same expenses as class A, class B, class C, class N and class R shares, but do not bear a distribution fee. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles

Ultra Short Duration Income Fund 63

generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, which totaled $93,521,494 at the end of the reporting period, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that

64 Ultra Short Duration Income Fund

the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At July 31, 2020, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$28,121,205	$2,880,383	$31,001,588

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund’s capital

Ultra Short Duration Income Fund 65

accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $52,401 to decrease accumulated net investment loss and $52,401 to decrease paid-in capital.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$44,267,373
Unrealized depreciation	(21,561,277)
Net unrealized appreciation	22,706,096
Capital loss carryforward	(31,001,588)
Cost for federal income tax purposes	$16,378,091,666

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.440%	of the first $5 billion,	0.240%	of the next $50 billion,
0.390%	of the next $5 billion,	0.220%	of the next $50 billion,
0.340%	of the next $10 billion,	0.210%	of the next $100 billion and
0.290%	of the next $10 billion,	0.205%	of any excess thereafter.

Prior to 12/1/19, the fund paid Putnam Management a management fee based on the following annual rates:

0.500%	of the first $5 billion,	0.300%	of the next $50 billion,
0.450%	of the next $5 billion,	0.280%	of the next $50 billion,
0.400%	of the next $10 billion,	0.270%	of the next $100 billion and
0.350%	of the next $10 billion,	0.265%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.299% of the fund’s average net assets.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through November 30, 2021, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses, payments under the fund’s investor servicing contract and acquired fund fees and expenses, but including payments under the fund’s investment management contract) would exceed an annual rate of 0.24% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $15,216,844 as a result of this limit.

Putnam Management has also contractually agreed, through November 30, 2021, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

66 Ultra Short Duration Income Fund

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class N, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts. Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$5,250,096	Class R	3,275
Class B	126	Class R6	45,162
Class C	15,983	Class Y	5,167,167
Class M	627	Total	$10,493,776
Class N	11,340

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $73,116 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $11,506, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the

Ultra Short Duration Income Fund 67

following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.10%	$8,458,652
Class B	0.75%	0.50%	1,013
Class C	1.00%	0.50%	128,406
ClassM *	1.00%	0.15%	1,508
Class N	1.00%	0.25%	45,606
Class R	1.00%	0.50%	26,341
Total			$8,661,526

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $22 and $18 respectively, in contingent deferred sales charges from redemptions of class B and class C shares purchased by exchange from another Putnam fund.

A deferred sales charge of up to 1.00% for class A shares may be assessed on certain redemptions. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies in contingent deferred sales charges from redemptions of class A shares purchased by exchange from another Putnam fund.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$6,243,024,665	$5,359,856,632
U.S. government securities (Long-term)	—	—
Total	$6,243,024,665	$5,359,856,632

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 7/31/20		YEAR ENDED 7/31/19
Class A	Shares	Amount	Shares	Amount
Shares sold	753,578,499	$7,571,828,404	800,920,769	$8,044,029,311
Shares issued in connection with
reinvestment of distributions	14,565,154	146,148,394	18,094,524	181,725,760
	768,143,653	7,717,976,798	819,015,293	8,225,755,071
Shares repurchased	(858,188,077)	(8,584,097,825)	(594,531,753)	(5,970,651,434)
Net increase (decrease)	(90,044,424)	$(866,121,027)	224,483,540	$2,255,103,637

68 Ultra Short Duration Income Fund

	YEAR ENDED 7/31/20		YEAR ENDED 7/31/19
Class B	Shares	Amount	Shares	Amount
Shares sold	32,369	$323,987	146,557	$1,468,785
Shares issued in connection with
reinvestment of distributions	244	2,441	2,710	27,176
	32,613	326,428	149,267	1,495,961
Shares repurchased	(13,812)	(138,487)	(294,762)	(2,957,841)
Net increase (decrease)	18,801	$187,941	(145,495)	$(1,461,880)

	YEAR ENDED 7/31/20		YEAR ENDED 7/31/19
Class C	Shares	Amount	Shares	Amount
Shares sold	1,933,117	$19,377,511	2,229,455	$22,362,659
Shares issued in connection with
reinvestment of distributions	31,677	317,419	38,932	390,529
	1,964,794	19,694,930	2,268,387	22,753,188
Shares repurchased	(1,172,141)	(11,734,358)	(1,838,036)	(18,434,080)
Net increase	792,653	$7,960,572	430,351	$4,319,108

	YEAR ENDED 7/31/20 *		YEAR ENDED 7/31/19
Class M	Shares	Amount	Shares	Amount
Shares sold	118,437	$1,189,109	68,826	$690,672
Shares issued in connection with
reinvestment of distributions	1,625	16,313	6,971	69,955
	120,062	1,205,422	75,797	760,627
Shares repurchased	(396,889)	(3,984,763)	(131,858)	(1,322,999)
Net decrease	(276,827)	$(2,779,341)	(56,061)	$(562,372)

			FOR THE PERIOD
			11/1/18 (COMMENCEMENT OF
	YEAR ENDED 7/31/20		OPERATIONS) TO 7/31/19
Class N	Shares	Amount	Shares	Amount
Shares sold	2,045,617	$20,401,196	1,684,013	$16,891,306
Shares issued in connection with
reinvestment of distributions	27,073	271,298	10,935	109,454
	2,072,690	20,672,494	1,694,948	17,000,760
Shares repurchased	(1,457,204)	(14,534,292)	(393,241)	(3,942,434)
Net increase	615,486	$6,138,202	1,301,707	$13,058,326

	YEAR ENDED 7/31/20		YEAR ENDED 7/31/19
Class R	Shares	Amount	Shares	Amount
Shares sold	219,393	$2,200,621	336,461	$3,375,998
Shares issued in connection with
reinvestment of distributions	6,718	67,328	10,498	105,312
	226,111	2,267,949	346,959	3,481,310
Shares repurchased	(256,662)	(2,554,382)	(307,873)	(3,090,181)
Net increase (decrease)	(30,551)	$(286,433)	39,086	$391,129

Ultra Short Duration Income Fund 69

	YEAR ENDED 7/31/20		YEAR ENDED 7/31/19
Class R6	Shares	Amount	Shares	Amount
Shares sold	4,736,113	$47,571,268	13,304,029	$133,789,831
Shares issued in connection with
reinvestment of distributions	162,942	1,637,353	210,397	2,115,341
	4,899,055	49,208,621	13,514,426	135,905,172
Shares repurchased	(5,451,428)	(54,707,359)	(4,145,528)	(41,684,041)
Net increase (decrease)	(552,373)	$(5,498,738)	9,368,898	$94,221,131

	YEAR ENDED 7/31/20		YEAR ENDED 7/31/19
Class Y	Shares	Amount	Shares	Amount
Shares sold	1,036,435,643	$10,414,654,047	1,018,182,624	$10,234,529,072
Shares issued in connection with
reinvestment of distributions	12,669,457	127,253,934	15,668,119	157,507,159
	1,049,105,100	10,541,907,981	1,033,850,743	10,392,036,231
Shares repurchased	(971,505,141)	(9,736,120,735)	(725,729,961)	(7,293,973,294)
Net increase	77,599,959	$805,787,246	308,120,782	$3,098,062,937

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 7/31/19	cost	proceeds	income	of 7/31/20
Short-term investments
Putnam Short Term
Investment Fund*	$—	$2,243,573,978	$1,878,191,641	$461,349	$365,382,337
Total Short-term
investments	$—	$2,243,573,978	$1,878,191,641	$461,349	$365,382,337

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

70 Ultra Short Duration Income Fund

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021.  LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as COVID–19. The outbreak of COVID–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	BNP Paribas	Citigroup Global Markets, Inc.	RBC Capital Markets, LLC	Total
Assets:
Repurchase agreements **	$50,000,000	$14,784,000	$25,000,000	$89,784,000
Total Assets	$50,000,000	$14,784,000	$25,000,000	$89,784,000
Liabilities:
Total Liabilities	$—	$—	$—	$—
Total Financial and	$50,000,000	$14,784,000	$25,000,000	$89,784,000
Derivative Net Assets
Total collateral	$50,000,000	$14,784,000	$25,000,000
received (pledged)†##
Net amount	$—	$—	$—
Controlled collateral received
(including TBA commitments)**	$—	$—	$—	$—
Uncontrolled collateral received	$52,384,992	$15,079,683	$26,056,819	$93,521,494
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Ultra Short Duration Income Fund 71

Note 8: New accounting pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. The adoption of these amendments is not material to the financial statements.

Note 9: Change in independent accountants (unaudited)

On March 20, 2020, the Audit, Compliance and Distributions Committee of the Trustees of the Putnam Funds approved and recommended the decision to change the Fund’s independent accountant and to not retain KPMG LLP, and on April 3, 2020, upon request of the Putnam Funds, KPMG LLP provided a letter of resignation. During the two previous fiscal years, KPMG LLP audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two previous fiscal years and the subsequent interim period through April 3, 2020: (i) there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG LLP would have caused it to make reference to the subject matter of the disagreements in its report on the Fund’s financial statements for such years, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended.

On April 17, 2020, the Audit, Compliance and Distributions Committee of the Trustees of the Putnam Funds approved and recommended the decision to appoint PricewaterhouseCoopers LLP as the Fund’s independent accountant.

72 Ultra Short Duration Income Fund

Federal tax information (Unaudited)

The Form 1099 that will be mailed to you in January 2021 will show the tax status of all distributions paid to your account in calendar 2020.

Ultra Short Duration Income Fund 73

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Chairman of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Private investor

Other directorships: Director of English Helper, Inc., a private software company; Trustee of the Rubin Museum, serving on the Investment Committee; and previously a Director of RAGE Frameworks, Inc.

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Ascent Resources, LLC, a private exploration and production company established to acquire, explore for, develop, and produce natural gas, oil, and natural gas liquids reserves in the Appalachian Basin; Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: The Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). From 2008 to 2017, the President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance.

Other directorships: Trustee of Yale University; a Director of Exelon Corporation, an energy company focused on power services; and a member Emeritus of the Board of Advisors of the Boston Symphony Orchestra.

Kenneth R. Leibler

Born 1949, Trustee since 2006
Vice Chair from 2016 to 2018, and Chair since 2018

Principal occupations during past five years: Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic market place for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

74 Ultra Short Duration Income Fund

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds.

Other directorships: Director of The Boston Family Office, LLC, a registered investment advisor; a Trustee of the Gloucester Marine Genomics Institute; previously a Trustee of the Marine Biological Laboratory; and previously a Trustee of Epiphany School.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization, serving on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm working in the fields of health, social and environmental policy, and international development; Trustee of Carnegie Mellon University; Director of Pratham USA, an organization dedicated to children's education in India; member of the advisory board of Altimetrik, a business transformation and technology solutions firm; and Director of DXC Technology, a global IT services and consulting company.

Mona K. Sutphen

Born 1967, Trustee since 2020

Principal occupations during past five years: Senior Advisor at The Vistria Group, a private investment firm focused on middle-market companies in the healthcare, education, and financial services industries. From 2014 to 2018, Partner at Macro Advisory Partners, a global consulting firm.

Other directorships: Director of Unitek Learning, a U.S. private nursing and medical services education provider; Director of Pioneer Natural Resources, a publicly traded company engaged in oil exploration and production in the Permian basin; previous Director of Pattern Energy, a publicly traded renewable energy company; Board Member, International Rescue Committee; Co-Chair of the Board of Human Rights First; Trustee of Mount Holyoke College; and member of the Advisory Board for the Center on Global Energy Policy at Columbia University's School of International and Public Affairs.

INTERESTED TRUSTEE

Robert L. Reynolds*

Trustee since 2008 and President and Chief Executive Officer of Putnam Investments since 2008

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments; President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products; President and Chief Executive Officer of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial; and member of Putnam Investments' and Great-West Financial's Board of Directors.

Other directorships: Director of West Virginia University Foundation; director of the Concord Museum; director of Dana-Farber Cancer Institute; Chairman of Massachusetts Competitive Partnership; director of Boston Chamber of Commerce; member of the Chief Executives Club of Boston; member of the National Innovation Initiative; member of the Massachusetts General Hospital President's Council; member of the Council on Competitiveness; and previously the President of the Commercial Club of Boston.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of July 31, 2020, there were 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Ultra Short Duration Income Fund 75

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Robert T. Burns (Born 1961)	Richard T. Kircher (Born 1962)
Vice President and Chief Legal Officer	Vice President and BSA Compliance Officer
Since 2011	Since 2019
General Counsel, Putnam Investments,	Assistant Director, Operational Compliance, Putnam
Putnam Management, and Putnam Retail Management	Investments and Putnam Retail Management

James F. Clark (Born 1974)	Susan G. Malloy (Born 1957)
Vice President and Chief Compliance Officer	Vice President and Assistant Treasurer
Since 2016	Since 2007
Chief Compliance Officer and Chief Risk Officer,	Head of Accounting and Middle Office Services,
Putnam Investments and Chief Compliance Officer,	Putnam Investments and Putnam Management
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Mark C. Trenchard (Born 1962)
Since 2004	Vice President
Since 2002
Director of Operational Compliance, Putnam
Investments and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

76 Ultra Short Duration Income Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	George Putnam, III
London, England SW1A 1ER	Robert L. Reynolds	Richard T. Kircher
	Manoj P. Singh	Vice President and BSA
Marketing Services	Mona K. Sutphen	Compliance Officer
Putnam Retail Management
100 Federal Street	Officers	Susan G. Malloy
Boston, MA 02110	Robert L. Reynolds	Vice President and
	President	Assistant Treasurer
Custodian
State Street Bank	Robert T. Burns	Denere P. Poulack
and Trust Company	Vice President and	Assistant Vice President, Assistant
	Chief Legal Officer	Clerk, and Assistant Treasurer
Legal Counsel
Ropes & Gray LLP	James F. Clark	Janet C. Smith
	Vice President, Chief Compliance	Vice President,
Independent Registered Public	Officer, and Chief Risk Officer	Principal Financial Officer,
Accounting Firm		Principal Accounting Officer,
PricewaterhouseCoopers LLP	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
	Proxy Voting and Corporate	Mark C. Trenchard
	Governance, Assistant Clerk,	Vice President
and Assistant Treasurer

This report is for the information of shareholders of Putnam Ultra Short Duration Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

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AN736 322624 9/20

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In October 2019, the Code of Ethics of Putnam Investments was amended. The key changes to the Code of Ethics are as follows: (i) Employee notification to the Code of Ethics Officer before acting as a public official for any government entity (ii) Clarifying changes to the Insider Trading provisions and to the rules for trading in securities issued by Great-West Lifeco.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Distributions Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Ms. Baumann, Dr. Joskow, and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education; in the case of Dr. Joskow, including his experience serving on the audit committees of several public companies and institutions and his education and experience as an economist who studies companies and industries, routinely using public company financial statements in his research. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distributions Committee and the Board of Trustees in the absence of such designation or identification

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

July 31, 2020	$282,728	$ —	$7,132	$ —
July 31, 2019	$98,590	$ —	$4,805	$ —

For the fiscal years ended July 31, 2020 and July 31, 2019, the fund's independent auditor billed aggregate non-audit fees in the amounts of $352,974 and $4,805 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

July 31, 2020	$ —	$345,842	$ —	$ —
July 31, 2019	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: September 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: September 28, 2020

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: September 28, 2020